                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Vlasic Foods International Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                 [VLASIC LOGO]

                                  Vlasic Plaza
                               6 Executive Campus
                       Cherry Hill, New Jersey 08002-4112

                                                                October 15, 1999

NOTICE OF ANNUAL MEETING OF SHAREOWNERS
TUESDAY, DECEMBER 7, 1999

Dear Fellow Shareowner:

You are cordially invited to attend Vlasic Foods International's 1999 Annual Meeting of Shareowners to be held at the Hyatt Regency, Greenwich, Connecticut, on Tuesday, December 7, 1999, beginning at 10:00 a.m., Eastern Standard Time. The purpose of the meeting is to:

     1. Elect directors.

     2. Approve the Company's 1998 Long-Term Incentive Plan including the performance goals for such plan.

     3. Approve the Company's Annual Incentive Plan including the performance goals for such plan.

     4. Ratify the appointment of independent accountants.

     5. Transact any other business properly brought before the meeting.

If you were a shareowner of record at the close of business on October 8, 1999, you may vote by proxy or in person at the annual meeting. Your vote is important. Whether you plan to attend the annual meeting or not, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD and mail it in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have previously returned your proxy card.

If you wish to attend the annual meeting, you will need to present your admission ticket at the door. Your admission ticket and directions to the annual meeting are printed on the back cover of this proxy statement.

                                               Sincerely yours,

                                               /s/ Robert F. Bernstock
                                               Robert F. Bernstock
                                               President and Chief Executive
                                               Officer

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
Questions and Answers About the Annual Meeting..............      1

Election of Directors (Proxy Item No. 1)....................      2
     Structure of the Board.................................      2
     Board Meetings and Committees..........................      4
     Compensation of Directors..............................      5

Ownership of Vlasic Common Stock............................      6
     Ownership by Directors and Executive Officers..........      6
     Ownership by Others....................................      7
     Principal Shareowners..................................      7
     Directors and Executive Officers Stock Ownership
       Reports..............................................      8

Compensation of Executive Officers..........................      8
     Report of the Compensation and Organization
       Committee............................................      8
     Summary of Executive Compensation......................     10
     Summary Compensation Table.............................     10
     Option Grants in Last Fiscal Year......................     11
     Aggregated Option Exercises in Last Fiscal Year and
       Fiscal Year-End Option Values........................     11
     Stock Price Performance Graph..........................     12
     Pension Plans..........................................     13
     Termination Agreements.................................     13

Incentive Plan Proposals -- Background Information..........     14

Approval of 1998 Long-Term Incentive Plan (Proxy Item No.
  2)........................................................     14

Approval of Annual Incentive Plan (Proxy Item No. 3)........     17

Ratification of Independent Accountants (Proxy Item No.
  4)........................................................     19

Submission of Shareowner proposals..........................     20

Other Matters...............................................     20
     Appendix A -- Vlasic Foods International Inc. 1998
       Long-Term Incentive Plan.............................    A-1
     Appendix B -- Vlasic Foods International Inc. Annual
       Incentive Plan.......................................    B-1

PROXY STATEMENT FOR THE VLASIC FOODS INTERNATIONAL INC.
1999 ANNUAL MEETING OF SHAREOWNERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because Vlasic Foods International's ("Vlasic's") Board of Directors is soliciting your proxy to vote your shares at the 1999 Annual Meeting of Shareowners. This proxy statement includes information about the issues to be voted upon at the meeting.

This proxy statement is being mailed to shareowners on or about October 15, 1999, to all shareowners of record at the close of business on October 8, 1999. On this record date, there were 45,502,234 shares of Vlasic common stock outstanding and entitled to vote.

HOW MANY VOTES DO I HAVE?

Each share of Vlasic common stock that you own entitles you to one vote.

HOW DO I VOTE?

You can vote by completing, signing, dating, and returning the enclosed proxy card. When a proxy is returned properly dated and signed, the shares represented thereby will be voted by the person named as the Directors' proxy in accordance with each shareowner's directions. Proxies will also be considered to be confidential voting instructions to the applicable Trustee with respect to shares held in accounts under the Vlasic Foods International Savings and 401(k) Plan for Salaried Employees, the Vlasic Foods International Savings and 401(k) Plan for Hourly-Paid Employees or one of the Campbell Soup Company Savings and 401(k) Plans (collectively "Plans"). If participants in these Plans are also shareowners of record under the same account information, they will receive a single proxy which represents all shares. If the account information is different, then the participants will receive separate proxies.

Shareowners are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Directors (or, in the case of participants in the Plans referred to above, may be voted at the discretion of the applicable Trustee).

Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareowners will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

A shareowner giving a proxy may revoke it by notifying the Corporate Secretary in writing any time before it is voted. If a shareowner wishes to give a proxy to someone other than the Directors' proxy, all three names appearing on the enclosed proxy may be crossed out and the name of another person inserted. The signed proxy card must be presented at the meeting by the person representing the shareowner.

You may come to the annual meeting and cast your vote there. Please bring the admission ticket that can be found on the back cover of this proxy statement. If your shares are held in the name of your broker, bank, or other nominee and you wish to vote at the annual meeting, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on October 8, 1999, the record date for voting.

This solicitation of proxies is made on behalf of the Board of Directors of Vlasic with authorization of the Board, and Vlasic will bear the cost. Copies of proxy solicitation material will be mailed to shareowners, and employees of Vlasic may communicate with shareowners to solicit their proxies. Brokers, banks and others holding stock in their names, or in names of nominees, may request and forward copies of the proxy solicitation material to beneficial owners and seek authority for execution of proxies, and Vlasic will reimburse them for their expenses in so doing at the rates approved by the New York Stock Exchange.

WHO WILL COUNT THE VOTE?

Representatives of First Chicago Trust Company, a division of EquiServe and the Corporate Secretary will tabulate the votes and serve as judges of election.

HOW CAN I GAIN ADMITTANCE TO THE ANNUAL MEETING?

If you plan to attend the annual meeting, you will need to bring your admission ticket that is printed on the back cover of this proxy statement. Shareowners who do not have admission tickets will be admitted upon verification of ownership at the door. Directions to the annual meeting are printed on the back cover of this proxy statement.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

The Board of Directors, pursuant to the By-Laws, has determined that the number of directors of Vlasic shall be seven. The directors are to be elected to hold office until the next Annual Meeting of the Shareowners and until their successors are elected and shall have qualified. Directors are elected by a majority of the votes cast. Except as otherwise specified in the proxy, proxies will be voted for election of the nominees named below.

If a nominee becomes unable or unwilling to serve, proxies will be voted for election of such person as shall be designated by the Board of Directors; however, the management knows of no reason why any nominee should be unable or unwilling to serve.

STRUCTURE OF THE BOARD

The following table sets forth information concerning the nominees as of October 8, 1999:

ROBERT F. BERNSTOCK          PRINCIPAL OCCUPATION: PRESIDENT AND CHIEF EXECUTIVE OFFICER,
                             VLASIC FOODS INTERNATIONAL INC.
[ROBERT BERNSTOCK            FIRST BECAME DIRECTOR: 1998
PHOTO]                       AGE: 48
                             Mr. Bernstock has been President and Chief Executive Officer of Vlasic since March 1998. Mr. Bernstock served as
                             Executive Vice President of Campbell Soup Company and
                             President of its Specialty Foods Division since July 1997.
                             Prior to that, he was appointed President -- U.S. Grocery
                             Division and Senior Vice President of Campbell Soup Company
                             in March 1996. Mr. Bernstock served as
                             President -- International Grocery Division from August 1994 to February 1996. He served as President -- International
                             Soup Division from June 1993 to July 1994 and was Vice
                             President of Campbell Soup Company. Mr. Bernstock is a
                             director of the National Food Processors Association, the
                             Rowan University College of Business Administration, the
                             Philadelphia Tennis Patrons and Grocery Manufacturers of
                             America. He is also a Trustee Emeritus for the Campbell Soup
                             Foundation, Conference Board of Canada and Canada's National
                             Institute of Nutrition.



ROBERT T. BLAKELY            PRINCIPAL OCCUPATION: EXECUTIVE VICE PRESIDENT AND CHIEF
                             FINANCIAL OFFICER, TENNECO INC.
[Blakely Photo]              FIRST BECAME DIRECTOR: 1998
                             AGE: 57
                             Mr. Blakely has been an Executive Vice President and Chief
                             Financial Officer of Tenneco Inc. since 1981. He is a
                             director of the New York City Ballet, the Manhattan and
                             Bronx Council of the Boy Scouts of America and Solutia Inc.
                             He is also a trustee of Cornell University and a member of the Financial Accounting Standards Board Advisory Council.

MORRIS A. COHEN              PRINCIPAL OCCUPATION: MATSUSHITA PROFESSOR, THE WHARTON
                             SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA
[Cohen Photo]                FIRST BECAME DIRECTOR: 1998
                             AGE: 51
                             Mr. Cohen is the Matsushita Professor of Manufacturing and
                             Logistics at the Wharton School of the University of
                             Pennsylvania, where he also holds a secondary appointment in the Department of Systems Engineering of the School of
                             Engineering and Applied Science. He has been a Professor at the Wharton School since 1974. He has been a visiting
                             faculty member at Stanford University and the Massachusetts
                             Institute of Technology, and is Co-Director of Wharton's
                             Fishman-Davidson Center for Service and Operations
                             Management. He is currently a member of Editorial Advisory
                             Board of Supply Chain Management Review, the Journal of
                             Production and Operations Management, and the Journal of
                             Manufacturing and Service Operations Management. He has also done consulting work at Applied Materials, Saturn Corp.,
                             Intel, IBM, Merck, MBN Bank, TIP/GE Capital, Defense
                             Logistics Agency, Campbell Soup Company, the U.S. Navy and
                             Teradyne.

TRISTRAM C. COLKET, JR       PRINCIPAL OCCUPATION: PRIVATE INVESTOR, TEKLOC ENTERPRISES
                             FIRST BECAME DIRECTOR: 1999
[COLKET PHOTO]               AGE: 61
                             Mr. Colket has been a private investor since 1967. He served as Chairman of Cressona Aluminum Company from 1979 to 1996.
                             He is a director of the following non-profit organizations:
                             Atlantic Salmon Federation, Children's Hospital of
                             Philadelphia, Children's Hospital Foundation and the
                             Quebec-Labrador Foundation. He is a trustee of the Colket
                             Foundation.



LAWRENCE C. KARLSON          PRINCIPAL OCCUPATION: CHAIRMAN, AMERISOURCE HEALTH
                             CORPORATION
[KARLSON PHOTO]              FIRST BECAME DIRECTOR: 1998
                             AGE 56
                             Mr. Karlson is Chairman of Amerisource Health Corporation.
                             He also provides consulting services to a wide variety of
                             businesses. Prior to 1993, he served as Chairman of
                             Spectra-Physics AB, formerly Pharos AB, where he had also
                             served as President and CEO. Mr. Karlson is a director of
                             AmeriSource Health Corporation, CDI Corporation and
                             Spectra-Physics Lasers Inc.

DONALD J. KELLER             PRINCIPAL OCCUPATION: CHAIRMAN, VLASIC FOODS INTERNATIONAL
                             INC.
[KELLER PHOTO]               FIRST BECAME DIRECTOR: 1998
                             AGE: 67
                             Mr. Keller is Chairman of Vlasic Foods International Inc. He
                             served as Chairman for Prestone Products Corporation from
                             1995 -- 1997 and as Chairman of B. Manischewitz Co. from
                             1993 -- 1998. His experience includes WestPoint Pepperell
                             Inc. where he served as President and Chief Operating
                             Officer and General Foods Corporation, where he was an
                             Executive Vice President and Director. Mr. Keller is a
                             director of Dan River Inc. and Air Express International.

SHAUN F. O'MALLEY            PRINCIPAL OCCUPATION: CHAIRMAN EMERITUS, PRICE WATERHOUSE
                             LLP
[O'MALLEY PHOTO]             FIRST BECAME DIRECTOR: 1998
                             AGE: 64
                             Mr. O'Malley retired from Price Waterhouse in 1995. He
                             served at Price Waterhouse for many years, most recently as
                             Chairman and Senior Partner. Mr. O'Malley is a director of the Wharton School at the University of Pennsylvania, Horace
                             Mann Educators Corporation, Coty, Inc. and the Curtis
                             Institute of Music.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES

BOARD MEETINGS AND COMMITTEES

Our Board of Directors met five times in fiscal 1999. In addition to meetings of the Board, directors attended meetings of Board committees. Each director attended 75% or more of the total meetings of the Board of Directors and the Board Committees on which the director served. A description of each committee and its membership as of the record date follows.

Audit Committee

Members: Mr. Blakely, Chair; Mr. Cohen; Mr. Karlson

The Audit Committee, composed of non-employee directors, met four times in fiscal 1999. The Committee's mission is to oversee the adequacy of Vlasic's internal control systems and the accuracy and integrity of its financial reporting. In addition, the Audit Committee sets a positive "tone at the top" which fosters a company-wide attitude of integrity and control consciousness.

The Committee recommends the appointment of Vlasic's independent accountants and confers independently with the internal auditor and the independent accountants. The Committee reviews non-audit services to be performed by the independent accountants and determines appropriate fees for both audit and non-audit services.

Compensation and Organization Committee

Members: Mr. O'Malley, Chair; Mr. Colket; Mr. Keller

The Compensation and Organization Committee, composed of non-employee directors, met three times in fiscal 1999. The mission of the Compensation and Organization Committee is to provide an independent review of Vlasic's organization, its performance objectives, and management's compensation. The Chairman of the Committee and the Chairman of the Board share responsibility for the Chief Executive Officer's evaluation process.

Governance Committee

Members: Mr. Keller, Chair; Mr. Blakely; Mr. O'Malley

The Governance Committee is composed of non-employee directors. The mission of the Governance Committee is to assure the independence of the Board as it exercises its corporate governance and oversight roles. The Governance Committee did not hold any meetings during fiscal 1999.

The Governance Committee seeks potential nominees for Board membership in various ways and will consider suggestions submitted by shareowners. Such suggestions, together with appropriate biographical information, should be submitted to the Corporate Secretary of Vlasic.

COMPENSATION OF DIRECTORS

A Director who is a Vlasic employee does not receive payment for his services as a director.

The following table displays all components of compensation for non-employee directors:

----------------------------------------------------------------------------------
FORM OF COMPENSATION                               AMOUNT OF COMPENSATION
----------------------------------------------------------------------------------
  Annual Option Grant*                                    $45,000
----------------------------------------------------------------------------------
  Board Attendance Fee**
     (per meeting)                                        $ 3,000
----------------------------------------------------------------------------------
  Committee Attendance Fee**
     (per meeting)                                        $ 1,500
----------------------------------------------------------------------------------
  Committee Chair
     (per meeting)                                        $   500
----------------------------------------------------------------------------------
  Other Meetings Requiring Attendance**
     (per meeting)                                        $ 1,500
----------------------------------------------------------------------------------

 * On March 30 of each year, non-employee directors are granted stock options that have a Black-Scholes value of approximately $45,000 with the exercise price based on the fair market value of Vlasic Stock on March 30 or the next business day, if March 30 is not a business day, which will vest cumulatively over three years at the rate of 30%, 60% and 100%, respectively, on the first three anniversaries (new directors will receive a pro rated amount of options based on date of election). The stock options have a term of ten years.

** $500 per conference call meeting attended.

On March 30, 1999, each non-employee director, except Mr. Keller, received a grant of 5,240 options. Mr. Keller received a grant of 17,470 options. Mr. Colket received a pro rated grant of 3,930 options after he became a director in July 1999.

Non-employee directors do not have a retirement plan nor do they participate in Vlasic's benefit plans. They are, however, covered under Vlasic's business travel accident insurance policy while traveling on the Company's business.

Directors have the option to elect to defer all or a portion of any cash compensation. Directors are reimbursed for actual travel costs.

OWNERSHIP OF VLASIC COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding beneficial ownership as of October 8, 1999, of the Vlasic Common Stock of each Director, Vlasic's five most highly compensated Executive Officers and the Directors and Executive Officers as a group and also sets forth stock units credited to the individual's deferred compensation account. The account reflects the election of the individuals to defer previously earned compensation into Vlasic stock units. The individuals are fully at risk as to the price of Vlasic stock in their deferred stock accounts. Additional stock units are credited to the accounts to reflect accrual of dividends, if any. The stock units do not carry any voting rights.

---------------------------------------------------------------------------------------------------------------------
                                                            AGGREGATE NUMBER                        TOTAL NUMBER OF
                                                                   OF                VLASIC           SHARES AND
                                                           SHARES BENEFICIALLY       STOCK             DEFERRED
                          NAME                                  OWNED(A)            DEFERRED             STOCK
---------------------------------------------------------------------------------------------------------------------
  Robert F. Bernstock                                             430,181           203,946              634,127
---------------------------------------------------------------------------------------------------------------------
  Robert T. Blakely                                                 2,130               907                3,037
---------------------------------------------------------------------------------------------------------------------
  Morris A. Cohen                                                   1,147             1,478                2,625
---------------------------------------------------------------------------------------------------------------------
  Tristram C. Colket, Jr.                                       1,270,209(b)              0            1,270,209
---------------------------------------------------------------------------------------------------------------------
  Lawrence C. Karlson                                              41,275             2,142               43,417
---------------------------------------------------------------------------------------------------------------------
  Donald J. Keller                                                 40,500                 0               40,500
---------------------------------------------------------------------------------------------------------------------
  Shaun F. O'Malley                                                 1,530             1,530                3,060
---------------------------------------------------------------------------------------------------------------------
  Norma B. Carter                                                  60,968            21,492               82,460
---------------------------------------------------------------------------------------------------------------------
  Mitchell P. Goldstein                                            35,101            11,713               46,814
---------------------------------------------------------------------------------------------------------------------
  Carlos Oliva Funes(c)                                            87,077                 0               87,077
---------------------------------------------------------------------------------------------------------------------
  Rolf B. Richter(d)                                               98,373               219               98,592
---------------------------------------------------------------------------------------------------------------------
  All directors and executive officers (7) as a group           2,195,761           243,619            2,439,380
---------------------------------------------------------------------------------------------------------------------

(a) The shares shown include 722,249 shares of Common Stock with respect to which Executive Officers have a right, as of December 8, 1999, to acquire beneficial ownership because of vested stock options. All persons listed own less than 1% of Vlasic's outstanding shares of Common Stock, except: Mr. Bernstock who beneficially owns 1.4% and Mr. Colket who owns 2.8% of the outstanding shares of Common Stock. All Directors and Executive Officers (7 persons) as a group own 5.4% of outstanding shares. This includes shares owned directly or indirectly.

(b) The shares shown for Mr. Colket include 160 shares owned by his wife, 15,200 shares owned as trustee for a charitable trust and 124,800 shares owned by his wife as trustee for a trust for their children.

(c) Carlos Oliva Funes left the Company on July 30, 1999 pursuant to the sale by Vlasic of the Swift-Armour Argentine beef business.

(d) Rolf B. Richter resigned as an Executive Officer of the Company on August 1, 1999.

OWNERSHIP BY OTHERS

At the close of business on October 8, 1999, the record date for the meeting, there were outstanding and entitled to vote 45,502,234 shares of Vlasic Common Stock, each having one vote. The holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the meeting.

PRINCIPAL SHAREOWNERS

Information concerning the owners of more than 5% of the outstanding Vlasic Common Stock as of October 8, 1999, the record date for the meeting follows:

                                                          AMOUNT/NATURE OF         PERCENT OF
                                                             BENEFICIAL            OUTSTANDING
                     NAME/ADDRESS                            OWNERSHIP                STOCK
                     ------------                       --------------------    -----------------
Bennett Dorrance                                             5,234,967(1)          11.5%
DMB Associates,
7600 E. Doubletree Ranch Road
Suite 300
Scottsdale, AZ 85258

Mary Alice Malone                                            5,411,843(2)          12.0%
Iron Spring Farm
R.D. #3,
Coatesville, PA 19320

Dorrance H. Hamilton, Charles H. Mott and John A. van        5,960,689(4)          13.1%
Beuren Voting Trustees under the Major Stockholders'
Voting Trust dated as of June 2, 1990 ("Voting Trust")
and related persons,
P. O. Box 4098
Middletown, RI 02842
Note (3)

(1) Bennett Dorrance is a grandson of Dr. John T. Dorrance and the brother of Mary Alice Malone. Share ownership does not include 98,242 shares held as one of the Trustees for trusts for, or as guardian of, his children, as to which shares he disclaims beneficial ownership.

(2) Mary Alice Malone is a granddaughter of Dr. John T. Dorrance. Share ownership shown includes 2,000,000 shares held as trustee of her Grantor Retained Annuity Trusts established in 1999. Share ownership shown does not include 10,232 shares held as one of the trustees of trusts under the Will of her father, John T. Dorrance, Jr., for the benefit of her children, and as to which shares she disclaims beneficial ownership. Does not include 2,911 shares held by her cousin as trustee of a trust for her children, as to which shares she disclaims beneficial ownership.

(3) The June 2, 1990 Voting Trust was formed by certain descendants (and spouses, fiduciaries and a related foundation) of the late Dr. John T. Dorrance. The Voting Trust initially covered shares of Campbell Soup Company. By the terms of the Voting Trust, shares of Vlasic received by the Trustees pursuant to the spin-off became subject to the Voting Trust. The participants have indicated that they formed the Voting Trust as a vehicle for acting together as to matters which may arise affecting Campbell's business, in order to attain their objective of maximizing the value of their shares. It is expected that the Voting Trust will act in the same capacity with respect to Vlasic.

     The Trustees act for participants in communications with the Vlasic Board of Directors. Participants believe the Voting Trust may also facilitate communications between the Vlasic Board and the participants. Under the Voting Trust, all shares held by the trust will be voted by the Trustees whose decision must be approved by at least two Trustees if there are three Trustees then acting. In the event of a disagreement among the Trustees designated by the family groups participating in the trust, the shares of the minority may be withdrawn. The Voting Trust continues for ten years from June 2, 1990, unless it is sooner terminated or extended.

(4) Includes 5,906,290 shares (13.0% of the outstanding shares) held by the Voting Trustees with sole voting power and 54,399 shares held by participants outside the Voting Trust or by persons related to them, for a total of 5,960,689 shares (13.1% of the outstanding shares). Includes (i) 2,836,286 shares (6.2% of the outstanding shares) with shared dispositive power held by three trusts of which Mrs. Hamilton is a trustee, 200 Eagle Road, Suite 316, Wayne, PA 19087; and (ii) 675,678 shares with sole dispositive power held by Hope H. van Beuren and 804,414 shares with sole dispositive power held by her husband, John A. van Beuren, P.O. Box 4098, Middletown, RI 02842. John and Hope van Beuren also hold 1,248,142 shares with shared dispositive power, including shares held by a family partnership. Participants in the Voting Trust have certain rights to withdraw shares deposited with the Voting Trustees including the right to withdraw these shares prior to any annual or special meeting of Vlasic shareowners. Dispositive power as used above means the power to direct the sale of shares; in some cases it does not include the power to direct how the proceeds of sale can be used.

The foregoing information relating to shareowners is based upon Vlasic stock records, Form 13D and Form 13G filings, and data supplied to Vlasic by the shareowners as of the record date for the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS STOCK OWNERSHIP REPORTS

The federal securities laws require that Vlasic's Directors and Executive Officers, and any person who owns more than ten percent of Vlasic's Common Stock, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of any securities of Vlasic.

To Vlasic's knowledge, based solely on review of the copies of such reports furnished to Vlasic and written representations that no other reports were required, during the fiscal year ended August 1, 1999, all of Vlasic's Executive Officers, Directors, and greater-than-ten-percent beneficial owners made all required filings except Mr. O'Malley, who amended one Form 4 filing to include 30 shares owned by his wife that he had not included.

COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

The Compensation and Organization Committee of the Board of Directors (the "Committee") is comprised of three independent non-employee directors. The Committee provides an independent review of the Company's organization, its performance objectives and management's compensation.

Policies and Objectives

Vlasic's executive compensation is designed to provide compensation competitive with other similar companies; to link executive compensation with the returns realized by shareowners; and to ensure the continued growth of the Company by attracting and retaining talented executives. The key components of Vlasic's executive compensation program are base salary, annual bonus, and long-term incentive. Vlasic's intention is to maintain base salaries for the executives at approximately the 50th percentile of a compensation peer group composed of 31 consumer packaged goods companies whose size have been comparably regressed (the "compensation peer group"). Annual bonus and long-term incentive are targeted at about the 75th percentile of the same comparably regressed compensation peer group. The executive compensation program maintains an "at risk" focus, with the percentage of the total compensation from short and long term incentives for executives increasing with their level of responsibility within the organization.

Annual Incentive Plan

The annual incentive plan for eligible management level employees provides for bonuses to be determined shortly after the end of the fiscal year. For the 1999 fiscal year, annual bonus awards depended principally upon achieving corporate earnings per share ("EPS") and divisional earnings before interest and taxes ("EBIT") targets set prior to the beginning of the year. In addition, subject to certain exceptions, if Vlasic's rate of annual growth of its EPS placed it in the top quartile of all companies in the S&P 500 Food Group and the S&P 400 Mid-Cap Food Group (the "performance peer group"), each bonus-eligible employee would have received an additional 50% of his or her bonus target. The Committee may also consider adjusting the target awards based on the employee's personal performance as measured against his or her particular responsibilities. Since financial performance did not meet the minimum thresholds for fiscal 1999, no bonuses were paid for fiscal 1999.

Long-Term Incentive Plan

Vlasic's long-term incentive plan currently utilizes stock option grants for eligible management level employees. All options have a ten-year term and an exercise price equal to or greater than the fair market value of a share of Company common stock on the grant date. During fiscal 1999, no options were granted to the top five most highly compensated executive officers except to Mr. Goldstein who received a special grant of options in October 1998 as a result of his promotion to Chief Financial Officer.

In order to compensate for long-term incentive awards forfeited when leaving Campbell Soup Company after the spin-off, the options granted in April 1998 to the top 15 key executives were triple the size of a target grant (the "Triple Grant") and vest cumulatively over three years at the rate of 30%, 60% and 100%, respectively on the first three anniversaries beginning in April 2000. All options except for the Triple Grant vest approximately in thirds on each of the first three anniversaries of the stock option grant date.

Compensation and Evaluation of Chief Executive Officer

The determination of the Chief Executive Officer's salary, bonus and annual grant of stock options followed all of the policies set forth above for all other executives.

Robert F. Bernstock served as President and Chief Executive Officer of Vlasic during fiscal 1999. His annual salary was set at $583,500 in October 1998, after consideration of independent survey data.

The Chairman of the Board and the Chairman of the Committee share responsibility for the evaluation of Mr. Bernstock. The process is started by having Mr. Bernstock prepare a self evaluation summarizing his accomplishments relative to each of his accountabilities including financial results; strategic planning; organizational planning; communications/external relations; board relations; and leadership/human resources. The Chairman of the Board and the Chairman of the Committee review Mr. Bernstock's self evaluation, prepare a final evaluation and present it to the Committee. The Committee recommends the CEO compensation action to the Board. Without the CEO present, the Board reviews and acts upon the written evaluation and the Committee's recommendation for the CEO compensation.

The Chairman of the Board then meets with Mr. Bernstock to discuss the evaluation and the compensation action.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a deduction for annual compensation to a public company's chief executive officer or any of the four other most highly compensated officers in excess of $1,000,000, unless such compensation is "performance-based," as defined under Section 162(m). It is the Committee's present intention that executive compensation arrangements be structured so as to be entirely deductible. The Annual Incentive and Long-Term Incentive Plans are designed so that amounts received pursuant to such plans satisfy the requirements for "performance-based" compensation under Section 162(m).

COMPENSATION AND ORGANIZATION COMMITTEE

Shaun F. O'Malley, Chairman
Tristram C. Colket, Jr.
Donald J. Keller

COMPENSATION AND ORGANIZATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

None.

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth the compensation received by Vlasic's President and Chief Executive Officer and the four other most highly compensated Executive Officers for fiscal 1997, 1998 and 1999. Amounts shown include compensation paid or awarded to the named Executive Officers for periods prior to the spin-off.

SUMMARY COMPENSATION TABLE


-------------------------------------------------------------------------------------------------------------------------------

                                          ANNUAL COMPENSATION                      LONG-TERM AWARDS
                                ---------------------------------------    --------------------------------
                                                                            RESTRICTED         SECURITIES
                                                                                 STOCK         UNDERLYING         ALL OTHER
NAME AND PRINCIPAL              FISCAL                                          AWARDS            OPTIONS      COMPENSATION
POSITION                          YEAR       BASE SALARY       BONUS               (1)             (#)(2)            ($)(3)
-------------------------------------------------------------------------------------------------------------------------------
 Robert F. Bernstock             1999        $570,437          $      0         $        0              0          $14,261
 President and                   1998        $446,667          $347,489         $        0        450,000          $23,825
 Chief Executive Officer         1997        $336,875          $282,093         $1,880,177        100,000          $18,352
-------------------------------------------------------------------------------------------------------------------------------
 Carlos Oliva Funes(4)           1999        $453,100          $      0         $        0              0          $     0
 Vice President and              1998        $443,433          $129,720         $        0         60,000          $22,172
 President-Swift-Armour          1997        $430,500          $ 95,696         $  468,988         10,700          $30,000
-------------------------------------------------------------------------------------------------------------------------------
 Mitchell P. Goldstein           1999        $215,000          $      0         $        0         25,000          $ 5,375
 Vice President and              1998        $190,000          $ 73,665         $   13,779         50,000          $ 7,910
 Chief Financial Officer         1997        $174,375          $ 57,097         $  158,482          4,950          $ 6,944
-------------------------------------------------------------------------------------------------------------------------------
 Rolf B. Richter(5)              1999        $190,625          $      0         $        0              0          $ 4,766
 Vice President and              1998        $182,593          $ 82,310         $   16,504         50,000          $ 7,947
 President -- Europe             1997        $168,920          $ 87,599         $  201,856          5,625          $     0
-------------------------------------------------------------------------------------------------------------------------------
 Norma B. Carter                 1999        $187,000          $      0         $        0              0          $ 4,675
 Vice President,                 1998        $170,000          $121,849         $   22,006         65,000          $ 8,755
 General Counsel and             1997        $151,667          $ 75,172         $  231,488          6,750          $ 6,805
 Corporate Secretary
-------------------------------------------------------------------------------------------------------------------------------

(1) The Restricted Stock Awards for 1997 for the fiscal 1998 to 2000 performance period were forfeited at the time of the spin-off from Campbell. In order to compensate for this, the options granted in April 1998 to the top 15 key executives were triple the size of a target grant.

(2) The stock option grants shown for 1998 represent options on Vlasic Common Stock that were granted under Vlasic's Long-Term Incentive Plan approved by the Board of Directors on March 9, 1998. The 1998 Long-Term Incentive Plan is subject to shareowner approval and is described further in Proxy Item No. 2 beginning on page 14. The stock option grants shown for 1997 represent options on Campbell common stock. Under the Benefits Sharing Agreement between Campbell Soup Company and Vlasic Foods International Inc. these Campbell stock options were converted in connection with the spin-off into replacement options on Vlasic Common Stock, with the award preserving the economic value of the original Campbell grant at the time of the spin-off. As a result, Mr. Bernstock's stock options for 1997 were converted into 253,357 Vlasic options, Mr. Oliva Funes' were converted into 27,109 Vlasic options, Mr. Goldstein's were converted into 12,541 Vlasic options, Mr. Richter's were converted into 14,251 Vlasic options, and Ms. Carter's were converted into 17,102 Vlasic options.

(3) "All Other Compensation" consists of Campbell/Vlasic contributions or allocations to savings plans (tax-qualified and supplemental) or, in the case of Mr. Oliva Funes, consulting fees for services rendered to other Campbell businesses in Latin America prior to the spin-off.

(4) Carlos Oliva Funes left the Company on July 30, 1999 pursuant to the sale by Vlasic of the Swift-Armour Argentine beef business.

(5) Rolf B. Richter resigned as an Executive Officer of the Company on August 1, 1999. Pursuant to an agreement, his salary will continue for 16 months totaling $257,000, provided he complies with the terms and conditions of the agreement.

OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------
                                                                                                     GRANT DATE
                                            INDIVIDUAL GRANTS                                           VALUE
-----------------------------------------------------------------------------------------------------------------
                                       NUMBER OF        % OF TOTAL
                                       SECURITIES        OPTIONS
                                       UNDERLYING       GRANTED TO
                                        OPTIONS        EMPLOYEES IN    EXERCISE OR                   GRANT DATE
                                        GRANTED        FISCAL YEAR     BASE PRICE     EXPIRATION    PRESENT VALUE
               NAME                      (#)(1)            (2)           ($/SH)          DATE          ($)(3)
-----------------------------------------------------------------------------------------------------------------
  Robert F. Bernstock                         0            0.0%               --             --        $     0
-----------------------------------
  Carlos Oliva Funes                          0            0.0%               --             --        $     0
-----------------------------------
  Mitchell P. Goldstein                  25,000(4)        22.1%          $17.8438      10/23/08        $218,000
-----------------------------------
  Rolf B. Richter                             0            0.0%               --             --        $     0
-----------------------------------
  Norma B. Carter                             0            0.0%               --             --        $     0
-----------------------------------------------------------------------------------------------------------------

(1) No options were granted to these executive officers for fiscal 1999, except Mr. Goldstein received a special grant of options in October 1998 as a result of his promotion to Chief Financial Officer.

(2) Percentages are based upon the total number of options on Vlasic Common Stock granted during the fiscal year under the Vlasic Foods International Long-Term Incentive Plan.

(3) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option pricing models require a prediction about the future movement of stock price. The following assumptions were made for the purposes of calculating the grant date present value: option term of 6 years, volatility of 44.0%, 0% dividend yield, and risk free interest of 4.381% (6-year Treasury note rate). The real value of options in this table depends upon the actual performance of Vlasic stock during the applicable period and upon when they are exercised.

(4) These options have a ten-year vesting term and vest cumulatively over three years at the rate of 30%, 60% and 100%, respectively, beginning in April 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

-------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
  NAME                                                                    OPTIONS                IN-THE-MONEY OPTIONS
                                                                       AT FY-END (#)               AT FY-END ($)(1)
                                                                ---------------------------- ----------------------------
                                  SHARES           VALUE
                               ACQUIRED ON        REALIZED             EXERCISABLE/                  EXERCISABLE/
                               EXERCISE (#)         ($)               UNEXERCISABLE                 UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------
  Robert F. Bernstock               0                $0              345,984/897,327                    $0/$0
-------------------------------------------------------------------------------------------------------------------------
  Carlos Oliva Funes                0                $0               97,012/167,856                    $0/$0
-------------------------------------------------------------------------------------------------------------------------
  Mitchell P. Goldstein             0                $0               29,235/109,252                    $0/$0
-------------------------------------------------------------------------------------------------------------------------
  Rolf B. Richter                   0                $0               98,044/153,745                    $0/$0
-------------------------------------------------------------------------------------------------------------------------
  Norma B. Carter                   0                $0               43,736/115,578                    $0/$0
-------------------------------------------------------------------------------------------------------------------------

(1) These year-end values represent the difference between (a) the fair market value of the company common stock underlying the options on July 30, 1999 (Vlasic market price of $7.4375) and (b) the exercise prices of the options. "In-the-money" means that the fair market value of the underlying stock is greater than the option's exercise price on the valuation date.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total return to shareowners on Vlasic's Common Stock with the cumulative total return on each of three indices: the Standard & Poor's 500 Stock Index (S&P 500), the Standard & Poor's 500 Food Index (S&P Food) and the Standard & Poor's 400 Mid-Cap Food Group (S&P Midcap
Food). We have chosen to compare Vlasic's performance with that of these three indices to show the performance of the Food Group within the S&P 500 compared to the S&P 500 as well as the S&P Midcap Food Group of which Vlasic is a component. The graph assumes that $100 was invested on March 10, 1998, in each of Vlasic stock, the S&P 500, the S&P Food Group and the S&P Midcap Food Group and that all dividends were reinvested.

                          VLASIC RETURN TO SHAREOWNERS
                      COMPARISON WITH MAJOR MARKET INDICES

                          TOTAL RETURN TO STOCKHOLDERS
[VLASIC RETURN TO STOCKHOLDERS GRAPH]

                                            VLASIC STOCK             S&P 500                S&P FOOD           S&P MIDCAP FOOD
                                            ------------             -------                --------           ---------------
10-Mar-98                                      100.0                  100.0                  100.0                  100.0
30-Apr-98                                      101.4                  104.6                  100.2                   93.3
31-Jul-98                                       77.2                  105.9                   94.3                   91.0
30-Oct-98                                       82.1                  104.2                  100.8                   88.8
29-Jan-99                                       89.0                  121.6                   99.2                   86.1
30-Apr-99                                       36.0                  127.2                   89.1                   81.2
30-Jul-99                                       32.7                  127.0                   89.9                   81.3

PENSION PLANS

The following table illustrates the approximate annual pension that may become payable to an employee in the higher salary classifications under Vlasic's regular and supplementary pension plans.

    AVERAGE
  COMPENSATION
   IN HIGHEST                   ESTIMATED ANNUAL PENSIONS
   5 YEARS OF                        YEARS OF SERVICE
 LAST 10 YEARS     ----------------------------------------------------
 OF EMPLOYMENT        20         25         30         35         40
----------------   --------   --------   --------   --------   --------
$200,000......     $ 56,694   $ 70,868   $ 85,041   $ 90,041   $ 95,041
$300,000......     $ 86,694   $108,368   $130,041   $137,541   $145,041
$400,000......     $116,694   $145,868   $175,041   $185,041   $195,041
$500,000......     $146,694   $183,368   $220,041   $232,541   $245,041
$600,000......     $176,694   $220,868   $265,041   $280,041   $295,041
$700,000......     $206,694   $258,368   $310,041   $327,541   $345,041
$800,000......     $236,694   $295,868   $355,041   $375,041   $395,041
$900,000......     $266,694   $333,368   $400,041   $422,541   $445,041
$1,000,000....     $296,694   $370,868   $445,041   $470,041   $495,041

Compensation covered for executive officers named in the table on page 10 is the same as the total salary and bonus shown in that table. These estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to deduction for Social Security benefits or other offsets. The years of service set forth below for Mr. Bernstock include additional years of service pursuant to a Mid-Career Hire Pension Agreement designed to replace a similar plan at Campbell Soup Company and include years of service while an employee of Campbell. As of the end of fiscal 1999, the full years of accrued service under the pension plans for Mr. Bernstock was 22. As of the end of fiscal 1999, the full years of accrued service under the pension plan for the following three individuals other than Mr. Bernstock named in the compensation table on page 10 were as follows: Ms. Carter, 18; Mr. Richter, 6; and Mr. Goldstein, 4. Carlos Oliva Funes did not participate in the Vlasic pension plan.

TERMINATION ARRANGEMENTS

Vlasic has entered into a Severance Protection Agreement (the "Agreement") with Mr. Bernstock. The Agreement provides severance pay and continuation of certain benefits should a Change in Control occur. The independent members of the Board of Directors unanimously approved entry into the Agreement. In order to receive benefits under the Agreement, Mr. Bernstock's employment must be terminated: (a) involuntarily by Vlasic, without cause, whether actual or "constructive," within two years following a Change in Control; or (b) by Mr. Bernstock within a thirty day "window period" beginning one year after a Change in Control.

Generally, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

     (i) the acquisition of 25% or more of the outstanding voting stock of Vlasic by any person or entity, with certain exceptions for John T. Dorrance family members;

     (ii) the persons serving as directors of Vlasic as of July 7, 1998 and those replacement or additions subsequently approved by a two-thirds vote of the Board, cease to make up at least two-thirds of the Board;

     (iii) a merger, consolidation or share exchange in which the shareowners of Vlasic prior to the merger wind up owning 80% or less of the surviving corporation; or

     (iv) a complete liquidation or dissolution of Vlasic or disposition of all or substantially all of the assets of Vlasic.

If triggered under the Agreement, severance pay would equal three years' base salary and bonus. Medical, dental, life and disability benefits would be provided at the expense of Vlasic for the lesser of (i) 30 months; or (ii) the number of months remaining until Mr. Bernstock's 65th birthday. Vlasic would pay in a single payment an amount equal to the value of the benefit Mr. Bernstock would have accrued under Vlasic's pension plans had he remained in the employ of Vlasic for an additional 30 months or until his 65th birthday, if earlier. Under the Agreement, Mr. Bernstock would be eligible for a gross-up payment for excess taxes, interest or penalties imposed by Section 4999 of the Internal Revenue Code, and all options outstanding on the date of such Change in Control would become immediately and fully exercisable.

INCENTIVE PLAN PROPOSALS -- BACKGROUND INFORMATION

The Company's incentive compensation policies for officers include both long-term incentives and annual incentives. Incentives awarded by the Company since the spin-off in March 1998 were awarded pursuant to approval of the 1998 Long-Term Incentive Plan and the Annual Incentive Plan (the "Plans") by Vlasic's Board of Directors. Notwithstanding that the Plans were duly adopted by the Board of Directors and continue to be in full force and effect since the spin-off, shareowner approval is required to qualify future compensation to be paid or awards to be made under the Plans as "performance-based compensation." "Performance-based compensation" is not subject to the limitation on deductibility for income tax purposes of certain executive compensation in excess of $1 million under Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Internal Revenue Service regulations under Section 162(m) require that such plans be submitted for shareowner approval at the first annual meeting of shareowners following the first anniversary of the spin-off, in order for amounts paid or awards made on or after the meeting date under the Plans to qualify as performance-based compensation.

The Board of Directors believes that it is important for the Company to take all steps reasonably necessary to ensure that the Company will be able in the future to take all available tax deductions with respect to long-term incentives and annual incentives. Therefore, the Board of Directors, on the recommendation of the Compensation and Organization Committee, adopted the Plans, and recommends that the shareowners approve the Plans and the performance goals as adopted.

In order for the Plans and goals to be approved by shareowners, each proposal must receive an affirmative vote of a majority of shares voted on such proposal at the Annual Meeting.

The following descriptions of the 1998 Long-Term Incentive Plan and the Annual Incentive Plan are qualified by reference to the full texts thereof, copies of which are attached to this proxy as Appendix A and Appendix B, respectively.

APPROVAL OF VLASIC FOODS INTERNATIONAL INC. 1998 LONG-TERM INCENTIVE PLAN (PROXY ITEM NO. 2)

The Board of Directors recommends that shareowners approve the Vlasic Foods International Inc. 1998 Long-Term Incentive Plan (the "1998 Plan") which was adopted by the Board on March 9, 1998 and the performance goals described on page 15.

The 1998 Plan is designed to motivate and reward key employees to attain and surpass long-range performance goals; and to allow the Company to compete with other major corporations in securing and retaining key employees.

A summary of the material features of the 1998 Plan appears below. The full text of the 1998 Plan is set forth in Appendix A and should be referred to for a complete description of its provisions.

Effective Date and Expiration. The 1998 Plan became effective on March 30, 1998 and will terminate on March 30, 2008. No award may be made under the 1998 Plan after its expiration date, but exercise and payment of awards made prior thereto may extend beyond that date.

Administration. The 1998 Plan is administered by the Compensation and Organization Committee of the Board of Directors, which consists entirely of outside directors as defined for purposes of Section 162(m) of the Internal Revenue Code. The Committee has full authority to interpret the 1998 Plan and to establish rules for its administration. The Committee may, in its discretion, accelerate the date on which an option or SAR may be exercised, the date of termination of restrictions applicable to a restricted stock award, or the end of a performance period under a performance unit award, if the Committee determines that to do so would be in the best interests of the Company and the participants in the 1998 Plan.

Limitations on Awards. The 1998 Plan provides that over its ten-year term, stock options (and related SARs) and restricted and unrestricted stock grants for not more than 5,800,000 shares of Vlasic Common Stock may be issued. Vlasic Common Stock closed at $6.6875 on October 8, 1999, on the New York Stock Exchange. A maximum of two million stock options may be issued in one year to any one participant. A maximum of $5 million for each year in a performance period or restriction period may be awarded in the form of Restricted Stock or Performance Units to any one participant.

Eligibility for Awards. Awards can be made to key employees who can be any regular salaried employee. The current eligible group consists of approximately 170 persons. It is impossible to determine the exact number of persons who will be eligible under the Plan during its term because the selection of participants is a discretionary decision of the Committee.

Determination of Amount and Form of Award. The amount of individual awards to key employees will be determined by the Committee, subject to the limitations of the 1998 Plan. In determining the amount and form of an award, consideration will be given to the functions and responsibilities of the key employee, his or her potential contributions to the success of the Company, and other factors deemed relevant by the Committee.

Performance Goals. Awards of performance units and restricted performance stock shall be earned solely upon attainment of performance goals. Prior to the beginning of a performance period the Committee will establish, in writing, performance goals for the Company and its various operating units and its subsidiaries. The goals will be comprised of specified annual levels of one or more performance criteria, as the Committee may deem appropriate. Such goals may include earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, revenue, cash flow, shareowner return, return on equity, return on capital or other value-based performance measures. Awards may also be payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies, meets or exceeds an objective target established by the Committee.

Stock Options. The Committee can grant nonqualified options and options qualifying as incentive stock options under the Internal Revenue Code. The term of an option cannot exceed ten years from the date of grant. The option price must be not less than the fair market value of a share of Vlasic Common Stock on the date of grant.

Stock Appreciation Rights ("SAR"). The Committee can grant an SAR in connection with a stock option granted under the Plan or an SAR unrelated to any option. If a grantee exercises an SAR, the grantee would receive an amount equal to the excess of the fair market value of the shares with respect to which the SAR is being exercised over (i) the option price of the shares in the case of an SAR granted in connection with an option, or (ii) the fair market value of the shares on the date of grant in the case of an SAR which is not granted in connection with an option. Payment would be in cash, in shares or a combination of the two as the Committee determines.

Restricted Stock Awards. The Committee can also issue shares of Vlasic Common Stock to a participant under a restricted stock award. Awards are subject to certain conditions and restrictions during a specific period of time, such as the grantee remaining in the employment of the Company or the attainment by the Company of certain performance goals. The stock certificate for the shares is held by the Company during the restriction period and cannot be transferred by the grantee prior to the termination of that period. The grantee is however, entitled to vote the shares and in most cases is entitled to receive the dividends currently.

Unrestricted Stock Awards. The Committee may make awards of unrestricted stock to employees in recognition of outstanding achievements or when performance goals are exceeded.

Performance Unit Awards. The Committee can grant performance unit awards payable in cash or stock at the end of a specified performance period. Payment will be contingent upon achieving performance goals by the end of the performance period. The Committee will determine the length of an award period, the maximum payment value of an award, and the minimum performance goals required before payment will be made.

Amendment. The Board of Directors can amend, suspend or terminate the 1998 Plan, but cannot, among other things, without the shareowners' approval, increase the annual limitations on awards to participants, materially modify the requirements for eligibility or the business criteria on which performance goals are based, extend the term of the 1998 Plan or increase the number of shares of Vlasic Common Stock which may be issued under the 1998 Plan (except in the case of recapitalization, stock split, or other changes in the corporate structure in which event the Committee may make appropriate adjustments).

Federal Income Tax Consequences for Options.

The grant of an incentive stock option or a nonqualified stock option does not result in income for the grantee or in a deduction for the Company. The exercise of a nonqualified stock option does result in ordinary income for the optionee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required on this amount. When the grantee disposes of the shares received upon the exercise of the nonqualified option, the difference between the amount received and the fair market value of the shares at the date of exercise will be taxed as a capital gain.

Neither the grant nor the exercise of an incentive stock option results in taxable income for the grantee. The excess of the market value on the exercise date over the option price of the shares, however, is an "item of adjustment" for alternative minimum tax purposes. When a grantee disposes of shares acquired by exercise of an incentive stock option, the grantee's gain (the difference between the sale proceeds and the price paid by the grantee for the shares) upon the disposition will be taxed as capital gain provided the grantee (i) does not dispose of the shares within two years after the date of grant nor within one year after the transfer of shares upon exercise, and (ii) exercises the option while an employee of the Company or a subsidiary or within three months after termination of employment for reasons other than death or disability. If the shares are disposed of before the expiration of either period, the grantee generally will realize ordinary income in the year of the disqualifying disposition.

Change in Control. Generally, the Committee may provide under the terms of any Award that upon a change in control, as defined in the 1998 Plan, all outstanding options and SARs will become fully exercisable and all stock units, restricted stock, restricted stock units and performance shares will become fully vested. Any restricted shares attributable to deferrals under the Company's deferral plan shall become fully vested upon a change of control.

Additional Information. If a participant is permitted and elects to defer payment of compensation, the value of the amount deferred at the time of distribution will be measured as determined by the Committee. The awards made under the 1998 Plan during fiscal 1998 to the five highest paid executives are described on page 10. No stock options were awarded based on performance during fiscal 1999.

New Plan Benefits. Set forth in the table below is information relating to the stock options granted to newly hired and promoted Participants for fiscal 1999. No performance-based options were granted for fiscal 1999.

NEW PLAN BENEFITS

--------------------------------------------------------------------------------
                                                               1998 LONG-TERM
                                                               INCENTIVE PLAN
                                                             -------------------
  NAME AND POSITION                                            NUMBER OF UNITS
--------------------------------------------------------------------------------
  Robert F. Bernstock                                                 0
     President, Chief Executive Officer and Director
--------------------------------------------------------------------------------
  Carlos Oliva Funes                                                  0
     Vice President and President -- Swift-Armour
--------------------------------------------------------------------------------
  Mitchell P. Goldstein                                            25,000
     Vice President and Chief Financial Officer
--------------------------------------------------------------------------------
  Rolf B. Richter                                                     0
     Vice President and President -- Europe
--------------------------------------------------------------------------------
  Norma B. Carter                                                     0
     Vice President, General Counsel and Corporate Secretary
--------------------------------------------------------------------------------
  Current Executive Officers as a Group (5 persons)                25,000
--------------------------------------------------------------------------------
  Non-Executive Officer Employee Group (165 persons)               44,425
--------------------------------------------------------------------------------

The awards made under the Long-Term Incentive Plan during fiscal 1998 for the five highest paid executives are described on page 10.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

APPROVAL OF VLASIC FOODS INTERNATIONAL INC. ANNUAL INCENTIVE PLAN
(PROXY ITEM NO. 3)

The Board of Directors recommends that shareowners approve the Vlasic Foods International Inc. Annual Incentive Plan (the "Annual Plan") which was adopted by the Board on March 9, 1998, and the performance goals described below.

The Annual Plan is designed to provide annual financial incentives for selected employees of Vlasic, thereby promoting growth and financial success which motivates key employees to attain and surpass performance goals; attract and retain employees of outstanding ability; strengthen the management team; and to allow the Company to compete with other major corporations in securing and retaining key employees.

A summary of the material features of the Annual Plan appear below. The full text of the Annual Plan is set forth in Appendix B and should be referred to for a complete description of its provisions.

Effective Date and Expiration. The Annual Plan became effective on March 30, 1998 and unless terminated by the Board, will continue indefinitely.

Administration. The Annual Plan is administered by the Compensation and Organization Committee of the Board of Directors, which consists entirely of outside directors as defined for purposes of Section 162(m) of the Internal Revenue Code. The Committee has full authority to interpret the Annual Plan and to establish rules for its administration. The Committee may, in its discretion select eligible employees to whom awards may be granted and to determine the amount of any awards of incentive compensation to be granted to any eligible employee.

Eligibility for Awards. Prior to the beginning of the fiscal year, the Committee, at its discretion shall determine the eligible employees to receive awards of incentive compensation based upon job grade and salary level. The current eligible group consists of approximately 225 persons.

Performance Goals. Prior to the beginning of each fiscal year, the Committee shall establish, in writing, Performance Goals for the Company and its various operating units and its Subsidiaries. The goals shall be comprised of specific annual levels of one or more performance criteria as the Committee may deem appropriate. Such goals may include earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, revenue, cash flow, shareowner return, return on equity, return on capital or other value-based performance measures. Awards may also be made payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies, meets or exceeds an objective target established by the Committee.

Determination of Amount and Form of Award. The amount of individual awards to key employees will be determined by the Committee, subject to the limitations of the Annual Plan. In determining the amount and form of an award, consideration will be given to the performance of the Company or the organizational unit employing the eligible employee based upon attainment of performance goals; and the functions and responsibilities of the key employee, his or her potential contributions to the success of the Company, and other factors deemed relevant by the Committee. Incentive compensation awards shall be paid entirely in cash as soon as possible after grant approval.

Limitations on Awards. After the close of the fiscal year, the Committee may fix a maximum aggregate dollar amount that may be granted for awards for that fiscal year. No award or awards may be granted to any participant for any fiscal year that exceeds in the aggregate $3,000,000. The Committee shall have no discretion to increase such awards.

Amendment. The Board of Directors can amend, suspend or terminate the Annual Plan, but it may not adversely affect rights or obligations with respect to awards already made.

Change in Control. Generally, the Committee may provide that upon a change in control, as defined in the Annual Plan, that for a period of two years following a change in control, the Annual Plan shall not be terminated or amended or administered in any way that would adversely affect any participation or reward opportunities.

New Plan Benefits. Set forth in the table below is information relating to the maximum incentive payments established by the Committee which could have been made to the named Participants for fiscal 1999 had the maximum performance targets been met. No bonuses were actually paid for fiscal 1999. The maximum amount represents twice the target payment for the Participant.

NEW PLAN BENEFITS

-----------------------------------------------------------------------------------
                                                             ANNUAL INCENTIVE PLAN
                                                             ----------------------
  NAME AND POSITION                                               DOLLAR VALUE
-----------------------------------------------------------------------------------
  Robert F. Bernstock                                                      $960,000
     President, Chief Executive Officer and Director
-----------------------------------------------------------------------------------
  Carlos Oliva Funes                                                       $294,000
     Vice President and President -- Swift-Armour
-----------------------------------------------------------------------------------
  Mitchell P. Goldstein                                                    $294,000
     Vice President and Chief Financial Officer
-----------------------------------------------------------------------------------
  Rolf B. Richter                                                          $190,000
     Vice President and President -- Europe
-----------------------------------------------------------------------------------
  Norma B. Carter                                                          $236,000
     Vice President, General Counsel and Corporate Secretary
-----------------------------------------------------------------------------------
  Executive Group (5 persons)                                            $1,870,000
-----------------------------------------------------------------------------------
  Non-Executive Officer Employee Group (220 persons)                    $12,045,500
-----------------------------------------------------------------------------------

The awards made under the Annual Plan during fiscal 1998 for the five highest paid executives are described on page 10.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

RATIFICATION OF INDEPENDENT ACCOUNTANTS (PROXY ITEM NO. 4)

The proxy, unless otherwise directed thereon, will be voted for a resolution ratifying action of the Board, upon the recommendation of its Audit Committee, appointing the firm of PricewaterhouseCoopers LLP Certified Public Accountants, as independent accountants to conduct an audit of the accounts of Vlasic for fiscal 2000. PricewaterhouseCoopers was originally appointed to act as the Company's independent accountants in March 1998 when Vlasic became an independent entity. PricewaterhouseCoopers is knowledgeable about the Company's operations and accounting practices as a result of its past service as independent accountants for Campbell Soup Company and is well qualified to act as independent accountants.

The vote required for ratification is a majority of shares voting. If the resolution is rejected, or if PricewaterhouseCoopers declines to act or becomes incapable of acting, or if their employment is discontinued, the Board will appoint other accountants whose continued employment after the 2000 Annual Meeting of Shareowners will be subject to ratification by the shareowners.

Representatives of PricewaterhouseCoopers will be at the 1999 Annual Meeting to make a statement if they desire to do so and to answer questions.

For fiscal 1999 PricewaterhouseCoopers also examined the separate financial statements of certain of Vlasic's foreign subsidiaries and provided other audit services to Vlasic in connection with debt offerings, Securities and Exchange Commission filings, review of periodic financial statements and audits of certain employee benefit plans.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

SUBMISSION OF SHAREOWNER PROPOSALS

Under the rules of the Securities and Exchange Commission now in effect, shareowner proposals intended for inclusion in next year's Proxy Statement must be directed to the Corporate Secretary at Vlasic Plaza, Six Executive Campus, Cherry Hill, New Jersey, 08002-4112, and must be received by June 17, 2000.

If you wish to nominate directors and/or propose proper business from the floor for consideration at next year's Annual meeting of Shareowners, our By-Laws provide that:

     - You must notify Vlasic's Secretary in writing.

     - Your notice must be received at Vlasic's world headquarters not earlier than September 8, 2000 and not later than October 8, 2000.

     - Your notice must contain the specific information required in our By-Laws. We will send copies of these requirements to any shareowner who writes to us requesting this information.

Please note that these three requirements apply only to matters that you wish to bring before your fellow shareowners at the 2000 Annual Meeting without submitting them for possible inclusion in our 2000 proxy materials.

OTHER MATTERS

As of the mailing date for this proxy statement, the Board of Directors knows of no other matters to be presented for action at the meeting. If other matters are properly brought before the meeting, it is the intention of the Directors' proxy to vote on such matters in accordance with his best judgment.

                                      /s/ Norma B. Carter
                                      Norma B. Carter
                                      Corporate Secretary

October 15, 1999

NOTE: SHAREOWNERS MAY RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT CHARGE, BY WRITING INVESTOR RELATIONS AT VLASIC'S HEADQUARTERS OR BY CALLING (856) 969-7427 OR EMAIL AT boehlynm@vlasic.com.

                                                                      APPENDIX A

                        VLASIC FOODS INTERNATIONAL INC.

                            ------------------------

                         1998 LONG-TERM INCENTIVE PLAN

                            ------------------------

                                                           DATED: MARCH 30, 1998

                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

sec.1.1. PURPOSE. The purpose of the Plan is to provide financial incentives for selected employees of the Vlasic Foods International Group, thereby promoting the long-term growth and financial success of the Vlasic Foods International Group by (i) attracting and retaining employees of outstanding ability, (ii) strengthening the Vlasic Foods International Group's capability to develop, maintain, and direct a competent management team, (iii) providing an effective means for selected employees to acquire and maintain ownership of Vlasic Stock, (iv) motivating employees to achieve long-range Performance Goals and objectives, and (v) providing incentive compensation opportunities competitive with those of other major corporations.

sec.1.2. EFFECTIVE DATE AND EXPIRATION OF PLAN. The Plan was approved by Campbell Soup Company, as the sole shareowner of Vlasic Foods International Inc. and is effective March 30, 1998. Unless earlier terminated by the Board pursuant to Section 10.3, the Plan shall terminate on the tenth anniversary of its Effective Date. No Award shall be made pursuant to the Plan after its termination date, but exercise and payment of Awards made prior to the termination date may extend beyond that date.

                                   ARTICLE II

                                  DEFINITIONS

The following words and phrases, as used in the Plan, shall have these meanings:

sec.2.1. "AWARD" means, individually or collectively, any Option, SAR, Restricted Stock, unrestricted Vlasic Stock or Performance Unit Award.

sec.2.2. "BOARD" means the Board of Directors of the Company.

sec.2.3. "CAMPBELL CONVERSION AWARD" means an award under the Campbell Soup Company 1994 Long-Term Incentive Plan ("Campbell Plan") that terminates solely by reason of the spin-off of the Company from Campbell Soup Company and is converted to a replacement Award under the Plan. The replacement Award shall have the same aggregate Option Price, cover the same aggregate fair market value of Vlasic Stock and continue the vesting schedule and other provisions of the award under the Campbell Plan that it replaces.

sec.2.4. "CAUSE" means the termination of a Participant's employment by reason of his or her engaging in conduct that constitutes willful gross misconduct that is demonstrably and materially injurious to his or her employer, monetarily or otherwise, misappropriation of funds, willful and material misrepresentation to the directors or officers of his or her employer, gross negligence in the performance of the Participant's duties having a material adverse effect on the business, operations, assets, properties or financial condition of the Company or a Subsidiary, or entering into competition with the Company or a Subsidiary. No act, nor failure to act, on the Participant's part shall be considered "willful" unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Company and its Subsidiaries.

sec.2.5. "CODE" means the Internal Revenue Code of 1986, as amended.

sec.2.6. "COMMITTEE" means the Compensation and Organization Committee of the Board. All members of the Committee shall be "Outside Directors," as defined or interpreted for purposes of Section 162(m) of the Code, and "Disinterested Persons," within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act").

sec.2.7. "COMPANY" means Vlasic Foods International Inc. and its successors and assigns.

sec.2.8. "DEFERRED COMPENSATION PLAN" means the Vlasic Foods International Inc. Deferred Compensation Plan.

sec.2.9. "DIRECTOR" means a member of the Board.

sec.2.10. "EFFECTIVE DATE" means March 30, 1998.

sec.2.11. "EMPLOYEE" means a person who is a regular salaried employee of the Vlasic Foods International Group and who, in the opinion of the Committee, is a key employee whose performance can contribute to the success of the Company or a Subsidiary.

sec.2.12. "FAIR MARKET VALUE" means, as of any specified date, an amount equal to the mean between the reported high and low prices of Vlasic Stock on the New York Stock Exchange composite tape on the specified date.

sec.2.13. "FISCAL YEAR" means the fiscal year of the Company, which is the 52- or 53-week period ending on the Sunday closest to July 31.

sec.2.14. "HIGHLY COMPENSATED EMPLOYEE" means an Employee who is determined by the Committee to be a member of a select group of management or highly compensated employees for purposes of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.

sec.2.15. "INCENTIVE STOCK OPTION" means an option within the meaning of Section 422 of the Code.

sec.2.16. "NONQUALIFIED STOCK OPTION" means an Option granted under the Plan other than an Incentive Stock Option.

sec.2.17. "OPTION" means either a Nonqualified Stock Option or an Incentive Stock Option to purchase Vlasic Stock.

sec.2.18. "OPTION PRICE" means the price at which Vlasic Stock may be purchased under an Option as provided in Section 5.4 or in the case of an SAR awarded under Section 5.8, the Fair Market Value of Vlasic Stock on the date the SAR is awarded.

sec.2.19. "PARTICIPANT" means an Employee to whom an Award has been made under the Plan.

sec.2.20. "PERFORMANCE GOALS" means goals established by the Committee pursuant to Section 4.5.

sec.2.21. "PERFORMANCE PERIOD" means a period of time over which performance is measured.

sec.2.22. "PERFORMANCE UNIT" means the unit of measure determined under Article VIII by which is expressed the value of a Performance Unit Award.

sec.2.23. "PERFORMANCE UNIT AWARD" means an Award granted under Article VIII.

sec.2.24. "PERSONAL REPRESENTATIVE" means the person or persons who, upon the death, disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or the right to any Restricted Stock Award or Performance Unit Award theretofore granted or made to such Participant.

sec.2.25. "PLAN" means the Vlasic Foods International Inc. 1998 Long-Term Incentive Plan.

sec.2.26. "RESTRICTED PERFORMANCE STOCK" means Vlasic Stock subject to Performance Goals provided in Section 4.5.

sec.2.27. "RESTRICTED STOCK" means Vlasic Stock subject to the terms and conditions provided in Article VI and includes Restricted Performance Stock.

sec.2.28. "RESTRICTED STOCK AWARD" means an Award granted under Article VI.

sec.2.29. "RESTRICTION PERIOD" means a period of time determined under Section
6.2 during which Restricted Stock is subject to the terms and conditions provided in Section 6.3.

sec.2.30. "SAR" means a stock appreciation right granted under Section 5.8.

sec.2.31. "STATEMENT" means a written confirmation of an Award under the Plan furnished to the Participant.

sec.2.32. "SUBSIDIARY" means a corporation, domestic or foreign, the majority of the voting stock of which is owned directly or indirectly by the Company.

sec.2.33. "VLASIC FOODS INTERNATIONAL GROUP" means the Company and all of its Subsidiaries on and after the Effective Date.

sec.2.34. "VLASIC STOCK" means common stock of the Company.

                                  ARTICLE III

                                 ADMINISTRATION

sec.3.1. COMMITTEE TO ADMINISTER. The Plan shall be administered by the Committee. The Committee shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. The Committee's decisions shall be final and conclusive with respect to the interpretation of the Plan and any Award made under it.

A majority of the members of the Committee shall constitute a quorum for the conduct of business at any meeting. The Committee shall act by majority vote of the members present at a duly convened meeting, which may include a meeting by conference telephone call held in accordance with applicable law. Action may be taken without a meeting if written consent thereto is given in accordance with applicable law.

sec.3.2. POWERS OF COMMITTEE.

(a) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Employees who shall receive an Award, the time or times when such Award shall be made, the vesting schedule, if any, for the Award and the type of Award to be granted, whether an Incentive Stock Option or a Nonqualified Stock Option shall be granted, the number of shares to be subject to each Option and Restricted Stock Award, and the value of each Performance Unit.

(b) The Committee shall determine and set forth in an Award Statement the terms of each Award, including such terms, restrictions, and provisions as shall be necessary to cause certain options to qualify as Incentive Stock Options. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Statement relating to an Award, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan. The Committee may, in its discretion, accelerate (i) the date on which any Option or SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, or (iii) the end of a Performance Period under a Performance Unit Award, if the Committee determines that to do so will be in the best interests of the Company and the Participants in the Plan.

                                   ARTICLE IV

                                     AWARDS

sec.4.1. AWARDS. Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, unrestricted Vlasic Stock and Performance Units. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate. Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Statement. Any combination of Awards may be granted at one time and on more than one occasion to the same Employee. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals and the Committee shall have no discretion to increase such Awards.

sec.4.2. ELIGIBILITY FOR AWARDS. An Award may be made to any Employee selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective Employee, his or her present and potential contributions to the success of the Vlasic Foods International Group, the value of his or her services to the Vlasic Foods International Group, and such other factors deemed relevant by the Committee.

sec.4.3. SHARES AVAILABLE UNDER THE PLAN. The Vlasic Stock to be offered under the Plan pursuant to Options, SARs, Performance Unit Awards, and Restricted Stock and unrestricted Vlasic Stock Awards will be authorized but unissued Vlasic Stock or Vlasic Stock previously issued and outstanding and reacquired by the Company. Subject to adjustment under Section 10.2, (i) no more than 5,800,000 shares of Vlasic Stock shall be issuable upon exercise of Options, SARs, or pursuant to Performance Unit Awards, Restricted Stock or unrestricted Vlasic Stock Awards granted under the Plan, and (ii) no less than 80% of such shares of Vlasic Stock shall be issuable upon exercise of Options. Any shares of Vlasic Stock tendered in exercise of an Option or subject to an Option that for any reason is canceled or terminated without having been exercised, or any shares of Restricted Stock which are forfeited, shall again be available for Awards under the Plan. Shares subject to an Option canceled upon the exercise of an SAR shall not again be available for Awards under the Plan.

sec.4.4. LIMITATION ON AWARDS. The maximum aggregate dollar value of Restricted Stock and Performance Units awarded to any Employee with respect to a Performance Period or Restriction Period may not exceed $5,000,000 for each fiscal year included in such Performance Period or Restriction Period. The maximum number of shares for which Options may be granted to any Participant in any one fiscal year shall not exceed 2,000,000 shares. The foregoing dollar value and share limits shall not apply to Restricted Stock, Performance Units and Options attributable to a Campbell Conversion Award.

sec.4.5. GENERAL PERFORMANCE GOALS. Prior to the beginning of a Performance Period the Committee will establish, in writing, Performance Goals for the Company and its various operating units and its Subsidiaries. The goals will be comprised of specified annual levels of one or more performance criteria as the Committee may deem appropriate. Such goals may include, but shall not be limited to, earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, revenue, cash flow, cash return on assets, shareowner return, return on equity, return on capital or other value-based performance measures. The Committee may disregard or offset the effect of any special charges or gains, the cumulative effect of a change in accounting, or the effect of other expenses or losses that are unusual in nature or infrequent in occurrence, in determining the attainment of Performance Goals. Awards may also be payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies, meets or exceeds an objective target established by the Committee.


                                   ARTICLE V
                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

sec.5.1. AWARD OF STOCK OPTIONS. The Committee may, from time to time, subject to Section 3.2(b) and other provisions of the Plan and such terms and conditions as the Committee may prescribe, award Incentive Stock Options and Nonqualified Stock Options to any Employee. Awards of Incentive Stock Options and Nonqualified Stock Options must be separate and not in tandem.

sec.5.2. PERIOD OF OPTION.

(a) An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. After the waiting period, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Statement. Subject to Section 5.6, the duration of each Option shall not be more than ten years from the date of grant.

(b) Except as provided in Section 5.6, an Option may not be exercised by a Participant unless such Participant is then, and continually (except for sick leave, United States military service, or other approved leave of absence) after the grant of the Option has been, an employee of the Vlasic Foods International Group.

sec.5.3. STATEMENT.  Each Option shall be evidenced by a Statement.

sec.5.4. OPTION PRICE, EXERCISE AND PAYMENT. The Option Price of Vlasic Stock under each Option shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Vlasic Stock at the date such Option is granted, as determined by the Committee. The Board shall establish the Option Price for each Option attributable to a Campbell Conversion Award. Options shall not be repriced.

Options may be exercised from time to time by giving notice to the Company, or the agent of the Company, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Vlasic Stock.

In the event such Option Price is paid in whole or in part with shares of Vlasic Stock, the portion of the Option Price so paid shall be equal to the Fair Market Value, as of the date of exercise of the Option, of such shares or if the date of exercise is not a trading day the Fair Market Value of the shares on the immediately preceding trading day. The Company shall not issue or transfer Vlasic Stock upon exercise of an Option until the Option Price is fully paid. The Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of Vlasic Stock to be delivered for the payment of such taxes.

sec.5.5. LIMITATIONS ON INCENTIVE STOCK OPTIONS. Each provision of the Plan and each Option Statement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Option Statement thereof that cannot be so construed shall be disregarded.

sec.5.6. TERMINATION OF EMPLOYMENT. Unless otherwise specifically provided in the terms of a Statement, the following provisions will govern the ability of a Participant to exercise any outstanding Options following the Participant's termination of employment with the Vlasic Foods International Group:

(a) If the employment of a Participant with the Vlasic Foods International Group is terminated for reasons other than (i) death or disability, (ii) discharge for Cause, (iii) retirement, or (iv) resignation, the Participant may exercise an Option, except an Incentive Stock Option, at any time within three years after such termination, to the extent of the number of shares covered by such Option that were exercisable at the date of such termination; except that an Option shall not be exercisable on any date beyond the expiration of such three-year period or the expiration date of such Option, whichever occurs first.

(b) If the employment of a Participant with the Vlasic Foods International Group is terminated for Cause, any Options of such Participant shall expire and any rights thereunder shall terminate immediately. Any Option of a Participant whose service is terminated by resignation may be exercised at any time within three months of such resignation to the extent that the number of shares covered by such Option were exercisable at the date of such resignation, except that an Option shall not be exercisable on any date beyond the expiration date of such Option.

(c) Should a Participant die or become disabled either while in the employ of the Vlasic Foods International Group or after termination of such employment (other than discharge for Cause), the Option rights of such deceased or disabled Participant may be exercised by his or her Personal Representative at any time within three years after the Participant's date of death or disability to the extent of the number of shares covered by such Option that were exercisable at the date of such death or disability, except that an Option shall not be so exercisable on any date beyond the expiration date of such Option.

If a Participant who was granted a Nonqualified Stock Option should die within 180 days of the expiration date of such Option, and if on the date of death the Participant was then entitled to exercise such Option, and if the Option expires without being exercised, the Personal Representative of the Participant shall receive in settlement a cash payment from the Company of a sum equal to the amount, if any, by which the Fair Market Value (determined on the expiration date of the Option) of Vlasic Stock subject to the Option exceeds the Option Price.

(d) Any Option of a Participant whose service is terminated while eligible to retire under the Company's tax qualified pension plan or such a pension plan of any affiliated company at the date of such termination may be exercised at any time up to 10 years after such termination, as determined by the Committee, except that an Option shall not be exercisable on any date beyond the expiration date of such Option. In the event the Participant's employment with the Vlasic Foods International Group terminates prior to the vesting of all Options, and if the Participant is eligible to retire, as described above, any installment or installments not then exercisable shall become fully exercisable as of the effective date of such termination.

sec.5.7. SHAREOWNER RIGHTS AND PRIVILEGES. A Participant shall have no rights as a shareowner with respect to any shares of Vlasic Stock covered by an Option until the issuance of shares to the Participant.

sec.5.8. AWARD OF SARs.

(a) At any time prior to six months before an Option's expiration date, the Committee may award to the Participant an SAR related to the Option. The Committee may also award SARs that are unrelated to any Option.

(b) The SAR shall represent the right to receive payment of an amount not greater than the spread, if any, by which the Fair Market Value of the Vlasic Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the Option Price.

(c) SARs awarded under the Plan shall be evidenced by a Statement between the Company and the Participant.

(d) The Committee may prescribe conditions and limitations on the exercise or transferability of any SAR. SARs may be exercised only when the value of a share of Vlasic Stock exceeds the Option Price. Such value shall be determined in the manner specified in Section 5.8(b).

(e) An SAR shall be exercisable only by notice to the Company. However, an SAR shall in no event be exercisable during the first six months of its term, except in the event of death or disability of the Participant prior to the expiration of such six-month period.

(f) All SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the Fair Market Value of a share of Vlasic Stock exceeds the Option Price, unless prior to such day the holder instructs the Treasurer of the Company otherwise in writing. Such Fair Market Value shall be determined in the manner specified in Section 5.8(b).

(g) Payment of the amount to which a Participant is entitled upon the exercise of an SAR shall be made in cash, Vlasic Stock, or partly in cash and partly in Vlasic Stock at the discretion of the Committee. The shares shall be valued in the manner specified in Section 5.8(b).

(h) At any time when a Participant is, in the judgment of the Corporate Secretary of the Company, subject with respect to Vlasic Stock to Section 16 of the 1934 Act, in the event the Committee has not determined the form in which a SAR will be paid (i.e., cash, shares of Vlasic Stock, or any combination thereof), any election to exercise such right in whole or in part for cash shall be subject to the subsequent consent thereto, or disapproval thereof, by the Committee in its sole discretion.

(i) Each SAR shall expire on a date determined by the Committee at the date of grant of the Award.

                                   ARTICLE VI
                            RESTRICTED STOCK AWARDS

sec.6.1. AWARD OF RESTRICTED STOCK.

(a) The Committee may make a Restricted Stock Award to any Participant, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.

(b) Each certificate for Restricted Stock may be registered in book-entry form or may be registered in the name of the Participant and deposited by him or her, together with a stock power endorsed in blank, with the Company, unless the Participant is a Highly Compensated Employee and has elected to defer pursuant to Section 9.1.

sec.6.2. RESTRICTION PERIOD. At the time of making a Restricted Stock Award, the Committee shall establish the Restriction Period applicable to such Award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. Restriction Periods, when established for each Restricted Stock Award, shall not be changed except as permitted by Section 6.3.

sec.6.3. OTHER TERMS AND CONDITIONS. Vlasic Stock, when awarded pursuant to a Restricted Stock Award, will be represented by a book-entry notation or a stock certificate registered in the name of the Participant who receives the Restricted Stock Award, unless the Participant is eligible for and has elected to defer pursuant to Article IX. Such certificate shall be deposited with the Company as provided in Section 6.1(b). The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Vlasic Stock and all other shareowner's rights, with the exception that (i) the Participant will not be entitled to delivery of a stock certificate during the Restriction Period, (ii) the Company will retain custody of the certificate, if any, during the Restriction Period, and (iii) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award. The Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the Restricted Stock Award to be delivered for the payment of such taxes. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award, including performance restrictions in accordance with
Section 4.5.

sec.6.4. RESTRICTED STOCK AWARD STATEMENT. Each Restricted Stock Award shall be evidenced by a Statement.

sec.6.5. TERMINATION OF EMPLOYMENT. The Committee may, in its sole discretion, establish rules pertaining to the Restricted Stock Award in the event of termination of employment (by retirement, disability, death, or otherwise) of a Participant prior to the expiration of the Restriction Period.

sec.6.6. PAYMENT FOR RESTRICTED STOCK. Restricted Stock Awards may be made by the Committee under which the Participant shall not be required to make any payment for the Vlasic Stock or, in the alternative, under which the Participant, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Vlasic Stock, determined as of the date the Restricted Stock Award is made. If the latter, such purchase price shall be paid as provided in the Statement.

                                  ARTICLE VII

                        UNRESTRICTED VLASIC STOCK AWARDS

sec.7.1. The Committee may make awards of unrestricted Vlasic Stock to Employees in recognition of outstanding achievements or as an award for Employees who receive Restricted Stock Awards when Performance Goals are exceeded.

sec.7.2. Each Award of unrestricted Vlasic Stock shall be registered in the name of the Participant and immediately be delivered to him or her or may be noted as unrestricted in the book-entry records.

                                  ARTICLE VIII

                           AWARD OF PERFORMANCE UNITS

sec.8.1. AWARD OF PERFORMANCE UNITS. The Committee may award Performance Units to any Participant. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Committee at the time of Award.

sec.8.2. PERFORMANCE PERIOD. At the time of each Performance Unit Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Award in existence at any one time, and Performance Periods may differ.

sec.8.3. PERFORMANCE MEASURES. Performance Units shall be awarded to a Participant contingent upon the attainment of Performance Goals in accordance with Section 4.5.

sec.8.4. PERFORMANCE UNIT VALUE. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the Award. Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Vlasic Stock.

sec.8.5. AWARD CRITERIA. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant's responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

sec.8.6. PAYMENT.

(a) Following the end of a Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the Performance Goals for such Performance Period, as determined by the Committee.

(b) Payment of Performance Units shall be made in cash, whether payment is made at the end of the Performance Period or, in the case of a Highly Compensated Employee, is deferred pursuant to Section 9.1, except that Performance Units which are measured using Vlasic Stock shall be paid in Vlasic Stock. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee.

sec.8.7. TERMINATION OF EMPLOYMENT.

(a) A Performance Unit Award shall terminate for all purposes if the Participant does not remain continuously in the employ of the Vlasic Foods International Group at all times during the applicable Performance Period, except as may otherwise be determined by the Committee.

(b) In the event that a Participant holding a Performance Unit ceases to be an employee of the Vlasic Foods International Group following the end of the applicable Performance Period but prior to full payment according to the terms of the Performance Unit Award, payment shall be made in accordance with terms established by the Committee for the payment of such Performance Unit.

sec.8.8. PERFORMANCE UNIT STATEMENTS. Performance Unit Awards shall be evidenced by Performance Unit Statements.

                                   ARTICLE IX

                          DEFERRAL OF CERTAIN PAYMENTS

A Participant who is a Highly Compensated Employee may elect to defer all or a portion of any related earned Performance Units, Restricted Stock or gain on any exercised Option pursuant to the terms of the Deferred Compensation Plan. The value of the Performance Units, Restricted Stock or Option gain so deferred shall be transferred to the Deferred Compensation Plan and held in an account under that plan established for the Participant. Participants who are subject to tax in a foreign country are not eligible to defer payment of Performance Units, Restricted Stock or Option gain unless a deferral election has been approved for the Participant by the Company.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

sec.10.1. LIMITS AS TO TRANSFERABILITY. With the prior approval of the Committee, an Option may, at the election of the Participant, be transferred to the spouse or a descendant of the Participant, or a trust for the benefit of the spouse or descendants. Unless otherwise provided by the Committee, however, no SAR, share of Restricted Stock, or Performance Unit under the Plan shall be transferable by the Participant otherwise than by will or, if the Participant dies intestate, by the laws of descent and distribution. All Awards other than Options that are transferred in accordance with the foregoing provisions shall be exercisable or received during the Participant's lifetime only by such Participant or his Personal Representative. Any transfer contrary to this
Section 10.1 will nullify the Option, SAR, Performance Unit, or share of Restricted Stock.

sec.10.2. ADJUSTMENTS UPON CHANGES IN STOCK. In case of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments may be made by the Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the price per share subject to outstanding Options or that may be issued under outstanding Restricted Stock Awards or pursuant to unrestricted Vlasic Stock Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan, to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis, including modifications of Performance Goals and changes in the length of Performance Periods.

sec.10.3. AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN.

(a) The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company. No such amendment, suspension, or termination shall alter or impair any outstanding Options, SARs, shares of Restricted Stock, or Performance Units without the consent of the Participant adversely affected thereby.

(b) With the consent of the Participant adversely affected thereby, the Committee may amend or modify any outstanding Options, Restricted Stock Awards, or Performance Unit Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Options, SARs, Restricted Stock Awards, or Performance Unit Awards as so modified or amended, including without limitation, to change the date or dates as of which such Options or SARs may be exercised, to remove the restrictions on shares of Restricted Stock, or to modify the manner in which Performance Units are determined and paid.

sec.10.4. NONUNIFORM DETERMINATIONS. The Committee's determinations under the Plan, including without limitation, (i) the determination of the Employees to receive Awards, (ii) the determination of Highly Compensated Employees eligible to defer Performance Units or Restricted Stock, (iii) the form, amount, and timing of such Awards, (iv) the terms and provisions of such Awards and (v) the Statements evidencing the same, need not be uniform and may be made by it selectively among Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such Employees are similarly situated.

sec.10.5. GENERAL RESTRICTION. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Vlasic Stock subject or related thereto upon any securities exchange or under any state or federal law,
(ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

sec.10.6. NO RIGHT TO EMPLOYMENT. Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

sec.10.7. TRUST ARRANGEMENT. All benefits under the Plan represent an unsecured promise to pay by the Company and its Subsidiaries. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company or its respective Subsidiaries, resulting in the Participants having no greater rights than the general creditors of the Company or such Subsidiaries. Notwithstanding the foregoing, nothing herein shall prevent or prohibit the Company or the respective Subsidiaries from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan at any time.

                                   ARTICLE XI

                        CHANGE IN CONTROL OF THE COMPANY

sec.11.1. CONTRARY PROVISIONS. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XI shall govern and supersede any inconsistent terms or provisions of the Plan.

sec.11.2. DEFINITION OF "ADJUSTED FAIR MARKET VALUE." For purposes of the Plan, "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per share of Vlasic Stock paid to holders of the shares of Vlasic Stock in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a share of Vlasic Stock during the 90 day period ending on the date of a Change in Control.

sec.11.3. DEFINITION OF "CHANGE IN CONTROL YEAR." For purposes of the Plan, "Change in Control Year" means a fiscal year of the Company in which a Change in Control occurs.

sec.11.4. DEFINITION OF "CHANGE IN CONTROL." For purposes of the Plan "Change in Control" means any of the following events:

(a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"); provided, however, that for purposes of this Section 11.4(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

(b) The individuals who, as of the later of April 1, 1998 or the first date that the membership of the Board reaches seven (7), are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareowners, of any new Director was approved by a vote of at least two-thirds of the Incumbent Board, such new Director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

(c) Approval by shareowners of the Company of (i) a merger or consolidation involving the Company if the shareowners of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

(d) Acceptance by shareowners of the Company of shares in a share exchange if the shareowners of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, (ii) any entity that, immediately prior to such acquisition, is entirely owned (directly or indirectly) by shareowners of the Company in the same proportions as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family shareowner" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family shareowner but only if such Person has executed an agreement that is approved by two-thirds of the Board and pursuant to which such Person has agreed that he or she (or they) will not increase his or her (or their) Beneficial Ownership (directly or indirectly) to thirty percent (30%) or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family shareowner" means at any time a "Dorrance Family shareowner" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities beneficially owned by such individual on April 1, 1998, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family shareowner, (y) Voting Securities that are also Beneficially Owned by other Grandfathered Dorrance Family shareowners at the time in question, and (z) Voting Securities acquired after April 1, 1998 other than directly from the Company or from another Grandfathered Dorrance Family shareowner by any "Dorrance Grandchild" (as hereinafter defined); provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A "Dorrance Family shareowner" who or which is at the time in question the Beneficial Owner of Voting Securities that are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family shareowner at the time in question. For purposes of this Section, "Dorrance Family shareowners" means individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

sec.11.5. EFFECT OF CHANGE IN CONTROL ON OPTIONS AND SARS. Upon a Change in Control, (a) all Options and SARs outstanding on the date of such Change in Control shall become immediately and fully exercisable and (b) any Participant who may be subject to liability under Section 16(b) of the 1934 Act, will be permitted to surrender for cancellation for a period of 60 days commencing after the later of such Change in Control or the expiration of six months from the date of grant, any Option or SAR (or portion of an Option or SAR), to the extent not yet exercised and the Participant will be entitled to receive a cash payment in an amount equal to the excess, if any, in respect of each Option or SAR surrendered, (i)(A) except as described in clause (B) below, the greater of (x) the Fair Market Value, on the date preceding the date of surrender of the shares subject to the Option or SAR (or portion thereof) surrendered or (y) the Adjusted Fair Market Value of the Shares subject to the Option or SAR (or portion thereof) surrendered or (B) in the case of an Incentive Stock Option or an SAR issued in connection with an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or SAR (or portion thereof) surrendered, over (ii) the aggregate purchase price for such Shares under the Option or SAR.

sec.11.6. EFFECT OF CHANGE IN CONTROL ON RESTRICTED STOCK. Upon a Change in Control, all restrictions upon any shares of Restricted Stock other than Restricted Stock that is subject to performance related restrictions ("Performance Restricted Stock") shall lapse immediately and all such shares shall become fully vested in the Participant and shall promptly be delivered to the Participant.

sec.11.7. EFFECT OF CHANGE IN CONTROL ON PERFORMANCE RESTRICTED STOCK AND PERFORMANCE UNITS.

(a) Upon a Change in Control, the Participant shall (i) become vested in, and restrictions shall lapse on, the greater of (A) fifty percent (50%) of the Performance Restricted Stock or Performance Units or (B) a pro rata portion of such Performance Restricted Stock based on the portion of the Performance Period that has elapsed to the date of the Change in Control and the aggregate vesting percentage determined pursuant to this clause (B) shall be applied to vesting first such awards granted the earliest in time preceding the Change in Control (the "Vested Performance Awards") and (ii) be entitled to receive (X) in respect of all Performance Units that become vested as a result of a Change in Control, a cash payment within 30.days after such Change in Control equal to the product of the then current value of a Performance Unit multiplied by the number of Performance Units that become vested in accordance with this Section 11.7 and
(Y) in respect of all shares of Performance Restricted Stock that become vested as a result of a Change in Control, the prompt delivery of such shares.

(b) With respect to any shares of Performance Restricted Stock or Performance Units that do not become vested pursuant to Section 11.7(a) (the "Continuing Awards"), such shares or units (or the proceeds thereof) shall continue to be outstanding for the remainder of the applicable Performance Period (as if such shares or units were the only shares or units granted in respect of each such Performance Period) and subject to the applicable Award Criteria as modified below.

sec.11.8. AMENDMENT OR TERMINATION.

(a) This Article XI shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

(b) For a period of 24 months following a Change in Control, the Plan shall not be terminated (unless replaced by a comparable long-term incentive plan) and during such period the Plan (or such replacement plan) shall be administered in a manner such that Participants will be provided with long-term incentive awards producing reward opportunities generally comparable to those provided prior to the Change in Control. Any amendment or termination of the Plan prior to a Change in Control that (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or
(ii) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

(c) Following a Change in Control, the Plan shall be amended as necessary to make appropriate adjustments to the Award Criteria for the Continuing Awards for
(i) any negative effect that the costs and expenses incurred by the Company and its Subsidiaries in connection with the Change in Control may have on the achievement of Performance Goals under the Plan and (ii) any changes to the Company and/or its Subsidiaries (including, but not limited to, changes in corporate structure, capitalization and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and Award Criteria for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

                                                                      APPENDIX B

                        VLASIC FOODS INTERNATIONAL INC.

                            ------------------------

                             ANNUAL INCENTIVE PLAN

                            ------------------------

                                                           Dated: March 30, 1998

                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

sec.1.1. PURPOSE. The purpose of the Plan is to provide annual financial incentives for selected employees of the Vlasic Foods International Group, thereby promoting the growth and financial success of the Vlasic Foods International Group by (i) attracting and retaining employees of outstanding ability, (ii) strengthening the Vlasic Foods International Group's capability to develop, maintain, and direct a competent management team, (iii) motivating employees to achieve Performance Goals and objectives, and (iv) providing incentive compensation opportunities competitive with those of other major corporations.

sec.1.2. EFFECTIVE DATE AND EXPIRATION OF PLAN. The Plan was approved by Campbell Soup Company, as the sole shareholder of Vlasic Foods International Inc., and is effective March 30, 1998, which shall be the Effective Date. Unless earlier terminated by the Board, the Plan shall continue indefinitely.

                                   ARTICLE II

                                  DEFINITIONS

The following words and phrases, as used in the Plan, shall have these meanings:

sec.2.1. "BOARD" means the Board of Directors of the Company.

sec.2.2. "CAUSE" means the termination of a Participant's employment by reason of his or her engaging in conduct that constitutes willful gross misconduct that is demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise, misappropriation of funds, willful and material misrepresentation to the directors or officers of his or her employer, gross negligence in the performance of the Participant's duties having a material adverse effect on the business, operations, assets, properties or financial condition of the Company or a Subsidiary, or entering into competition with the Company or a Subsidiary. No act, nor failure to act, on the Participant's part shall be considered "willful" unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Company and its Subsidiaries.

sec.2.3. "CODE" means the Internal Revenue Code of 1986, as amended.

sec.2.4. "COMMITTEE" means the Compensation and Organization Committee of the Board. All members of the Committee shall be "Outside Directors," as defined or interpreted for purposes of Section 162(m) of the Code, and "Disinterested Persons," within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act").

sec.2.5. "COMPANY" means Vlasic Foods International Inc. and its successors and assigns.

sec.2.6. "DEFERRED COMPENSATION PLAN" means the Vlasic Foods International Inc. Deferred Compensation Plan.

sec.2.7. "ELIGIBLE EMPLOYEE" means a person who is a regular salaried employee of the Vlasic Foods International Group and who, in the opinion of the Committee, is a key employee whose performance can contribute to the success of the Company or a Subsidiary.

sec.2.8. "FAMILY MEMBER" means the spouse, a child, a stepchild, a parent, a brother or a sister of the Participant, or any other person in such class of relationship to the Participant as the Committee may approve.

sec.2.9. "PERFORMANCE GOALS" means the goals established by the Committee pursuant to Section 5.1.

sec.2.10. "PARTICIPANT" means a person to whom an award of incentive compensation has been made under the Plan.

sec.2.11. "PRESIDENT" means the President of the Company.

sec.2.12. "SUBSIDIARY" means a corporation, domestic or foreign, the majority of the voting stock of which is owned directly or indirectly by the Company.

sec.2.13. "VLASIC FOODS INTERNATIONAL GROUP" means the Company and all of its Subsidiaries on and after the Effective Date.

                                  ARTICLE III

                                 ADMINISTRATION

sec.3.1. ADMINISTRATION. The Plan shall be administered by the Committee or its delegate or successor. The Committee shall have all necessary powers to administer and interpret the Plan, such powers to include the authority to select Eligible Employees to whom awards may be granted under the Plan and to determine the amount of any award of incentive compensation to be granted to any Eligible Employee.

sec.3.2. COMMITTEE AUTHORITY. The Committee shall have full power and authority to adopt such rules, regulations and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareowners and any employee of the Company or a Subsidiary.

                                   ARTICLE IV

                                 PARTICIPATION

Participants in the Plan shall be selected by the Committee from among Eligible Employees, based upon such criteria as the Committee may from time to time determine.

                                   ARTICLE V

                                     AWARDS

sec.5.1. ESTABLISHMENT OF PERFORMANCE GOALS. Prior to the beginning of each fiscal year after the Effective Date, the Committee shall establish, in writing, Performance Goals for the Company and its various operating units and its Subsidiaries. The goals shall be comprised of specified annual levels of one or more performance criteria as the Committee may deem appropriate. Such goals may include, but shall not be limited to, earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, revenue, cash flow, cash return on assets, shareowner return, return on equity, return on capital or other value-based performance measures. The Committee may disregard or offset the effect of any special charges or gains, the cumulative effect of a change in accounting, or the effect of other expenses or losses that are unusual in nature or infrequent in occurrence, in determining the attainment of Performance Goals. Awards may also be made payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies, meets or exceeds an objective target established by the Committee.

sec.5.2. ESTABLISHMENT OF AWARD CATEGORIES. Prior to the beginning of each fiscal year of the Company, the Committee shall determine the classes of employees eligible to receive awards of incentive compensation based upon job grade and salary levels or such other procedures for eligibility for awards as the Committee may deem desirable. The class of employees determined to be eligible for awards shall not change after the close of the fiscal year.

sec.5.3. ESTABLISHMENT OF AWARD AMOUNTS. After the close of the fiscal year, the Committee may fix a maximum aggregate dollar amount that may be granted for awards for that fiscal year. The amounts of awards to be granted with respect to particular employees within the eligible classes may be determined after the close of the fiscal year under procedures established by the Committee.

sec.5.4. GRANT OF AWARDS. The Committee shall, in granting awards to particular Eligible Employees for any fiscal year, take into consideration:

(a) the performance of the Company or the organizational unit employing the Eligible Employee based upon attainment of Performance Goals;

(b) as among Participants, the contribution of the Participant during the fiscal year to the success of the Company, including the Participant's (i) position and level of responsibility, (ii) business unit, division or department achievements, and (iii) management assessment of individual performance.

No award or awards may be granted to any Participant for any fiscal year that exceeds in the aggregate $3,000,000. The Committee shall have no discretion to increase such awards.

sec.5.5. COMMITTEE DISCRETION. The Committee shall have complete discretion with respect to the determination of the Eligible Employees to whom awards of incentive compensation shall be granted and the granting of such awards.

sec.5.6. PAYMENT OF AWARDS.  Incentive compensation awards made pursuant to
Article V shall be paid entirely in cash as soon as possible after grant approval, unless the Participant is eligible for and has elected to defer receipt of a portion or all of such award in accordance with the terms of the Deferred Compensation Plan.

                                   ARTICLE VI

                                  LIMITATIONS

sec.6.1. RIGHTS NOT ABSOLUTE. No person shall at any time have any right to be granted an award hereunder for any fiscal year, and no person shall have authority to enter into an agreement committing the Company to make or pay an award, nor shall any person have authority to make any representation or warranty on behalf of the Company with respect thereto.

sec.6.2. PARTICIPANT RIGHTS LIMITED TO PLAN. Participants receiving awards shall have no rights to such awards except as set forth in this Plan and the Deferred Compensation Plan.

sec.6.3. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

                                  ARTICLE VII

                      AMENDMENT, SUSPENSION OR TERMINATION
                        OF THE PLAN IN WHOLE OR IN PART

The Board may amend, suspend or terminate the Plan in whole or in part; but it may not affect adversely rights or obligations with respect to awards theretofore made.

                                  ARTICLE VIII

                        CHANGE IN CONTROL OF THE COMPANY

sec.8.1. CONTRARY PROVISIONS. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article VIII shall govern and supersede any inconsistent terms or provisions of the Plan.

sec.8.2. DEFINITION OF "CHANGE IN CONTROL YEAR." For purposes of the Plan, "Change in Control Year" means a fiscal year of the Company in which a Change in Control occurs.

sec.8.3. DEFINITION OF "CHANGE IN CONTROL." For purposes of the Plan "Change in Control" means any of the following events:

(a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"); provided, however, that for purposes of this Section 8.3(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

(b) The individuals who, as of the later of April 1, 1998 or the first date that the membership of the Board reaches seven (7), are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareowners, of any new Director was approved by a vote of at least two-thirds of the Incumbent Board, such new Director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

(c) Approval by shareowners of the Company of (i) a merger or consolidation involving the Company if the shareowners of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

(d) Acceptance by shareowners of the Company of shares in a share exchange if the shareowners of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, (ii) any entity that, immediately prior to such acquisition, is entirely owned (directly or indirectly) by shareowners of the Company in the same proportions as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family shareowner" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family shareowner but only if such Person has executed an agreement that is approved by two-thirds of the Board and pursuant to which such Person has agreed that he or she (or they) will not increase his or her (or their) Beneficial Ownership (directly or indirectly) to thirty percent (30%) or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family shareowner" means at any time a "Dorrance Family shareowner" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities beneficially owned by such individual on April 1, 1998, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family shareowner, (y) Voting Securities that are also Beneficially Owned by other Grandfathered Dorrance Family shareowners at the time in question, and (z) Voting Securities acquired after April 1, 1998 other than directly from the Company or from another Grandfathered Dorrance Family shareowner by any "Dorrance Grandchild" (as hereinafter defined); provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A "Dorrance Family shareowner" who or which is at the time in question the Beneficial Owner of Voting Securities that are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family shareowner at the time in question. For purposes of this Section, "Dorrance Family shareowners" means individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

sec.8.4. DEFINITION OF "TERMINATION FOLLOWING A CHANGE IN CONTROL." For purposes of the Plan, "Termination Following a Change in Control" means a termination of employment:

(a) initiated by the employer of the Participant, other than for Cause; or

(b) initiated by the Participant following one or more of the following events:

(i) an assignment to the Participant of any duties materially inconsistent with, or a reduction or change by his or her employer in the nature or scope of the authority, duties or responsibilities of the Participant from those assigned to or held by the Participant immediately prior to the Change in Control;

(ii) any removal of the Participant from the positions held immediately prior to the Change in Control, except in connection with promotions to positions of greater responsibility and prestige;

(iii) any reduction by his or her employer in the Participant's compensation as in effect immediately prior to the Change in Control or as the same may be increased thereafter;

(iv) revocation or any modification of any employee benefit plan, or any action taken pursuant to the terms of any such plan, that materially reduces the opportunity of the Participant to receive benefits under any such plan;

(v) a transfer or relocation of the site of employment of the Participant immediately preceding the Change in Control, without the Participant's express written consent, to a location more than fifty (50) miles distant therefrom, or that is otherwise an unacceptable commuting distance from the Participant's principal residence at the date of the Change in Control; or

(vi) a requirement that the Participant undertake business travel to an extent substantially greater than the Participant's business travel obligations immediately prior to the Change in Control.

sec.8.5. EFFECT OF CHANGE IN CONTROL. During any Change in Control Year, each Eligible Employee who is a Participant on the date immediately prior to the Change in Control (a) who has a Termination Following a Change in Control prior to the end of the Change in Control Year or (b) who is in the employ of the Company or any Subsidiary on the last day of the Change in Control Year, shall be entitled to receive, within 30 days thereafter, a cash payment equal to the greater of (x) his or her target award for the Change in Control Year or (y) the average of the awards paid or payable under the Plan for the two most recent fiscal years ended prior to the Change in Control Year (the "Award"); provided, however that the amount of the Award to be paid to each Participant as provided in clause (a) above shall be multiplied by a fraction, the numerator of which shall be the number of calendar days from and including the first day of the Change in Control Year through and including the date the Participant's employment is terminated and the denominator of which shall be 365; provided further, however, that the Award to be paid to any Participant who is a party to an individual severance agreement shall be reduced by the amount of any equivalent bonus payment made under such an individual agreement.

sec.8.6. CONTINUATION OF THE PLAN. For a period of two years following a Change in Control, the Plan shall not be terminated or amended in any way (including, but not limited to, restricting or limiting any Eligible Employee's right to participate in the Plan), nor shall the manner in which the Plan is administered be changed in a way that adversely affects the level of participation or reward opportunities of any Participant; provided, however, that the Plan shall be amended as necessary to make appropriate adjustments for (a) any negative effect that the costs and expenses incurred by the Company and its Subsidiaries in connection with the Change in Control may have on the benefits payable under the Plan and (b) any changes to the Company and/or its Subsidiaries (including, but not limited to, changes in corporate structure, capitalization and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and performance targets for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

sec.8.7. AMENDMENT OR TERMINATION.

(a) This Article XIII shall not be amended or terminated at any time.

(b) Any amendment or termination of the Plan prior to a Change in Control that
(i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

                                   ARTICLE IX

                                 MISCELLANEOUS

sec.9.1. NO EMPLOYMENT CONTRACT. The establishment or existence of the Plan shall not confer upon any individual the right to be continued as an employee. The employer expressly reserves the right to discharge any employee whenever in its judgment its best interests so require.

sec.9.2. NON-ALIENATION. No amounts payable under the Plan shall be subject in any manner to anticipation, assignment, or voluntary or involuntary alienation.

sec.9.3. GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of New Jersey to the extent not preempted by federal law.

sec.9.4. WITHHOLDING. The employer shall withhold from any benefits payable under the Plan all federal, state and local income taxes or other taxes required to be withheld pursuant to applicable law.

sec.9.5. INCAPACITY. If the Committee, in its sole discretion, deems a Participant who is eligible to receive any payment hereunder to be incompetent to receive the same by reason of age, illness or any infirmity or incapacity of any kind, the Committee may direct the employer to apply such payment directly for the benefit of such person, or to make payment to any person selected by the Committee to disburse the same for the benefit of the Participant. Payments made pursuant to this Section shall operate as a discharge, to the extent thereof, of all liabilities of the employer, the Committee and the Plan to the person for whose benefit the payments are made.

sec.9.6. NUMBER. For purposes of the Plan, the singular shall include the plural and vice versa.

sec.9.7. BINDING UPON SUCCESSORS. The liabilities under the Plan shall be binding upon any successor, assign or purchaser of the employer or any purchaser of substantially all of the assets of the employer.

sec.9.8. TRUST ARRANGEMENT. All benefits under the Plan represent an unsecured promise to pay by the Company and Subsidiaries. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company and its respective Subsidiaries, resulting in the Participants having no greater rights than the general creditors of the Company or such Subsidiaries. Notwithstanding the foregoing, nothing herein shall prevent or prohibit the Company or the respective Subsidiaries from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan at any time.

DIRECTIONS TO
HYATT REGENCY GREENWICH:

FROM KENNEDY AIRPORT

Follow the Van Wyck Expressway 678 to the Whitestone Expressway. Go over the Whitestone Bridge. Once over the bridge, follow I-95 North. Get off at the Old Greenwich Exit 5. Make a right at the end of the exit onto Route 1/East Putnam Avenue. Follow for three (3) traffic lights. At the third light make a right into the Hotel entrance.

FROM LA GUARDIA AIRPORT

Follow the Grand Central Parkway to the Van Wyck Expressway to the Whitestone Bridge Expressway exit. Go over the bridge and follow signs to I-95 North New England. Get off at the Old Greenwich Exit 5. Make a right at the end of the exit onto Route 1/East Putnam Avenue. Follow for three (3) traffic lights. At the third light make a right into the Hotel entrance.

FROM NEW JERSEY

Follow the Garden State Parkway North to 287 East (Tappan Zee Bridge). Once over the bridge, take Exit 8 (New England/287 East). Follow 287 East to I-95 North. Get off at the Old Greenwich Exit 5. Make a right at the end of the exit onto Route 1/East Putnam Avenue. Follow for three (3) traffic lights. At the third light make a right into the Hotel entrance.

FROM 684 (WESTCHESTER AIRPORT)

Follow 684 South to 287 East. Take 287 East to I-95 North. Get off at the Old Greenwich Exit 5. Make a right at the end of the exit onto Route 1/East Putnam Avenue. Follow for three (3) traffic lights. At the third light make a right into the Hotel entrance.

---------------------------------------------------------

                                 [VLASIC LOGO]

                         Annual Meeting of Shareowners

                            Hyatt Regency Greenwich
                            1800 East Putnam Avenue
                        Old Greenwich, Connecticut 06870

                                December 7, 1999
                                   10:00 A.M.

                                ADMISSION TICKET

---------------------------------------------------------

[MAP]

-  Located off I-95 between exits 5 and 6, on East Putnam Ave/Route 1
- 45 minutes from LaGuardia and Kennedy Airports; 15 minutes from Westchester County Airport; 5 minutes from the Metro-North New Haven train line

                                      PROXY

                         VLASIC FOODS INTERNATIONAL INC.
                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING ON DECEMBER 7, 1999.

The undersigned hereby appoints Donald J. Keller, or, in his absence, Robert F. Bernstock, or, in the absence of both of them, Norma B. Carter, and each or any of them, proxies with full power of substitution, to vote all shares the undersigned is entitled to vote, at the Annual Meeting of Shareowners of Vlasic Foods International Inc. to be held at The Hyatt Regency Greenwich, 1800 East Putnam, Old Greenwich, Connecticut, at 10:00 a.m. and at any adjournments thereof, on all matters coming before the meeting, including the items referred to on the reverse side hereof. If the undersigned is a participant in one of the Vlasic Foods International Inc. Savings and 401(k) Plans or in one of the Campbell Soup Company Savings and 401(k) Plans (any of such plans, a "Savings Plan"), then the undersigned hereby directs the respective trustee of the applicable Savings Plan to vote all shares of Vlasic Foods International Inc. Common Stock in the undersigned's Savings Plan account at the aforesaid Annual Meeting and at any adjournments thereof, on all matters coming before the meeting, including the items referred to on the reverse side hereof.


                                           (Change of Address/Comments)

                                   --------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------
                                   (If you have written in the above space, please mark the corresponding box on the re-verse side of this card)

To vote in accordance with the Board of Directors' recommendations just sign the reverse side; no boxes need to be marked. Please return proxy card promptly using the enclosed envelope.


                                                                    -----------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                    -----------
--------------------------------------------------------------------------------
      * FOLD AND DETACH PROXY CARD HERE AND RETURN IN ENCLOSED ENVELOPE *





                                  [VLASIC LOGO]



                          ANNUAL MEETING OF SHAREOWNERS
                                DECEMBER 7, 1999
                                   10:00 a.m.
                             HYATT REGENCY GREENWICH
                                1800 EAST PUTNAM
                           OLD GREENWICH, CONNECTICUT



PLEASE NOTE: IF YOU PLAN TO ATTEND THE 1999 ANNUAL MEETING OF SHAREOWNERS, PLEASE MARK THE APPROPRIATE BOX ON THE REVERSE SIDE OF THE PROXY CARD.

        Please mark your
[x]     votes as in this
        example.

This Proxy, when properly executed, will be voted in the manner directed herein. If no directions are made, this proxy will be voted "FOR" the Nominees for Director in Item 1 and "FOR" Items 2, 3 and 4.


--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR all Nominees and FOR Items 2, 3, and 4.
--------------------------------------------------------------------------------

                     FOR       WITHHELD    If marked, vote is withheld from
1. Election of                             all nominees listed.
     Directors       [  ]        [  ]

For, except vote withheld from the following nominee(s):
________________________________________________________________________

NOMINEES FOR DIRECTOR:
Robert F. Bernstock, Robert T. Blakely, Morris A. Cohen, Tristram C. Colket, Jr., Lawrence C. Karlson, Donald J. Keller, Shaun F. O'Malley


                                           FOR       AGAINST        ABSTAIN
2. Approval of the Company's 1998
   Long-Term Incentive Plan.              [   ]       [   ]          [   ]

3. Approval of the Company's
   Annual Incentive Plan.                 [   ]       [   ]          [   ]

4. Ratification of Appointment of
   Independent Accountants.               [   ]       [   ]          [   ]

Please sign EXACTLY as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SIGNATURE(S)                         DATE



--------------------------------------------------------------------------------
      * FOLD AND DETACH PROXY CARD HERE AND RETURN IN ENCLOSED ENVELOPE *